                                                                   Exhibit 10.19


Form:    07L                  LEASE           Leave this space clear.  Affix
                                              additional
Release: 1.1             New South Wales      pages to the top left-hand corner.
www.lpi.nsw.gov.au   Real Property Act 1900

PRIVACY NOTE: THIS INFORMATION IS LEGALLY REQUIRED AND WILL BECOME PART OF THE PUBLIC RECORD

STAMP DUTY

Office of State Revenue use only

(A)      TORRENS TITLE

Property leased: if appropriate, specify the part or premises

Folio Identifier 3/807013
PART being Office 102, Ground Floor, Office 302, Level 3 and Warehouse 1, all at South Wing, 2 Minna Close, Belrose ("Premises")

(B)      LODGED BY

Delivery        Name, Address or DX and Telephone                           CODE
Box
                DIBBS BARKER GOSLING                DX 101 Sydney
698B            Level 8, 123 Pitt Street                Ph: 8233 9500
                SYDNEY  NSW  2000                                           L

                Reference:  CWB.425623

(C)      LESSOR

PERPETUAL TRUSTEE COMPANY LIMITED ABN 42 000 001 007   ("Landlord")


The lessor leases to the lessee the property referred to above.

(D)


Encumbrances (if applicable):

(E)      LESSEE

BRIGHTPOINT AUSTRALIA PTY LTD ABN 32 075 244 870       ("Tenant")


(F)

TENANCY:

(G)   1.    TERM: Five (5) years

      2.    COMMENCING DATE: 1 November 2004 ("Commencement Date")

      3.    TERMINATING DATE: 30 October 2009 ("Expiry Date")

      4. With an OPTION TO RENEW for a period of five (5) years set out in clause item 15 of the Reference Schedule in Annexure "A" hereto

      5.    With an OPTION TO PURCHASE set out in clause N.A. of N.A.

      6. Together with and reserving the RIGHTS set out in clause N.A. of N.A.

      7.    Incorporates the provisions set out in ANNEXURE "A" hereto.

      8. Incorporates the provisions set out in MEMORANDUM filed at Land and Property Information New South Wales as No. N.A.

      9. The RENT is set out in item No. 1 of the Reference Schedule in Annexure "A" hereto


All handwriting must be in block capitals.

Total Pages (office use only) ___      PAGE 1 OF 59            LAND AND PROPERTY
                                                ---              INFORMATION NSW

      DATE

(H) I certify that the person(s) signing opposite, with whom I am personally acquainted or as to whose identify I am otherwise satisfied, signed this instrument in my presence.

      Signature of witness:

      Name of witness:       FOR EXECUTION SEE
      Address of witness:    PAGE  57  HERETO


      Certified correct for the purposes of the Real Property Act 1990 by the lessor.


      Signature of lessor:






      I certify that the person(s) signing opposite, with whom I am personally acquainted or as to whose identify I am otherwise satisfied, signed this instrument in my presence.


      Signature of witness:

      Name of witness:      FOR EXECUTION SEE
      Address of witness:   PAGE  57  HERETO

      Certified correct for the purposes of the Real Property Act 1990 by the lessor.


      Signature of lessor:

(I)   STATUTORY DECLARATION

      solemnly and sincerely declare that --

      1. The time for the exercise of option to       in expired lease No.
      has ended;

      2. The lessee under that lease has not exercised the option
      I make this solemn declaration conscientiously believing the same to be true and by virtue of the provisions of the Oaths Act 1900.



Made and subscribed at                           in the State of New South Wales
on
in the presence of--


Signature of witness:                            Signature of lessor:


Name of witness:


Address of witness:


Qualification of witness:


                                  PAGE 2 OF 59
                                           ---

CONTENTS

   Additional Facilities........................................................    9

1      INTERPRETATION...........................................................   10

2      RENT.....................................................................   19

3      RENT REVIEW..............................................................   19
   Disputes over rent review....................................................   19
   Adjustments..................................................................   22
   Rent never to decrease.......................................................   22

4      OUTGOINGS AND OTHER PAYMENTS.............................................   22
   Tenant's Contribution to Outgoings...........................................   22
   Payments on account of Tenant's Contribution.................................   22
   Notice of actual Outgoings...................................................   22
   Adjustments..................................................................   22
   Change of Lettable Area......................................................   23
   Services outside hours.......................................................   23
   Cleaning Charge..............................................................   24
   Warehouse Expenses...........................................................   24

5      PAYMENT REQUIREMENTS.....................................................   24
   Interest on overdue money....................................................   25

6      INSURANCES...............................................................   25

7      INDEMNITIES AND RELEASES.................................................   26

8      USE......................................................................   27

9      TENANT'S ADDITIONAL OBLIGATIONS..........................................   27

10     CLEANING THE PREMISES....................................................   29

11     REPAIR, REDECORATION AND TENANT'S WORKS..................................   29
   Landlord's approval..........................................................   29
   Tenant's works...............................................................   30
   Repair of items..............................................................   30
   Repair, replace and redecorate...............................................   30
   Exclusion....................................................................   31

12     TRANSFER AND OTHER DEALINGS..............................................   31
   Prohibited dealings..........................................................   31
   Transfer conditions..........................................................   31
   Change in control of Tenant..................................................   32
   Securities...................................................................   32

13     LANDLORD'S ADDITIONAL OBLIGATIONS AND RIGHTS.............................   32
   Quiet enjoyment..............................................................   32
   Employees and Agents.Rights..................................................   33
   To enter.....................................................................   34
   Prospective tenants or purchasers............................................   34
   Enforcing rights.............................................................   34
   To deal with the Land........................................................   35
   Change of landlord...........................................................   35
   Landlord may rectify.........................................................   35
   Agents.......................................................................   35
   Common Areas.................................................................   35
   Rules........................................................................   35
   Authority....................................................................   36

14     EXPIRY OR TERMINATION....................................................   36
   Tenant to vacate.............................................................   36
   If Tenant's Property not removed.............................................   36

15     HOLDING OVER.............................................................   36

16     DAMAGE TO THE BUILDING OR PREMISES.......................................   37

17     DEFAULT..................................................................   38
   Essential terms..............................................................   38
   Landlord's right to terminate................................................   38
   Recovery of money............................................................   39

18     COSTS, CHARGES AND EXPENSES..............................................   41

19     NOTICES..................................................................   41

20     MISCELLANEOUS............................................................   41
   Waiver and variation.........................................................   41
   Approvals....................................................................   42
   Exclusion of statutory provisions............................................   42
   Prior breaches...............................................................   42
   Caveats......................................................................   42
   Warranties and undertakings..................................................   42
   Counterparts.................................................................   42
   Severability.................................................................   43

21     BANK GUARANTEE...........................................................   43

22     GUARANTEE AND INDEMNITY..................................................   43
   Consideration................................................................   43
   Guarantee....................................................................   43
   Indemnity....................................................................   43
   Interest.....................................................................   44
   Enforcement of rights........................................................   44
   Continuing security..........................................................   44
   Guarantee not affected.......................................................   44
   Suspension of Guarantor's rights.............................................   45
   Reinstatement of guarantee...................................................   45
   Costs........................................................................   45

23     OPTION FOR A NEW LEASE...................................................   46

24     LICENSED AREAS...........................................................   47

25     GOODS AND SERVICES TAX...................................................   49

26     ACKNOWLEDGEMENTS.........................................................   50
   Responsible Entity...........................................................   50
   Perpetual as agent...........................................................   50
   Responsible Entity as principal..............................................   50
   Limitation of Perpetual's liability..........................................   50
   Limitation of Responsible Entity's liability.................................   51
   Override.....................................................................   51

27     ACCESS...................................................................   52

28     EARLY ACCESS.............................................................   52
   Access.......................................................................   52
   No delivery of possession....................................................   53
   Risk, release and indemnity..................................................   53

29     CONDITION REPORT.........................................................   54

30     CONDITION PRECEDENT......................................................   55

31     CAFETERIA FACILITY.......................................................   55

32     AGREEMENT FOR LEASE/LICENCE..............................................   56

ANNEXURE 1 RULES................................................................   58

ANNEXURE "A" TO LEASE BETWEEN PERPETUAL TRUSTEE COMPANY LIMITED ABN 42 000 001 007 (LANDLORD) AND BRIGHTPOINT AUSTRALIA PTY LTD ABN 32 075 244 870 (TENANT)

DATED THIS                            DAY OF                            2004

REFERENCE SCHEDULE

ITEM 1                                       RENT

(definition of Rent in clause 1.1 and        $138.30 per square metre multiplied by the Lettable Area of
clause 2)                                    f the Premises comprising approximately    square metres

ITEM 2                                       DAY OF MONTH ON WHICH RENT INSTALMENTS ARE DUE

(definition of Rent Day in clause 1.1        First day of each month
and clause 2)

ITEM 3                                       RENT REVIEW DATES

(definition of Rent Review Date in           At the commencement date of the new lease if granted pursuant
clause 1.1 and clause 3)                     to clause 23.1

ITEM 4                                       OUTGOINGS YEAR

(definition of Outgoings Year in             30 June
clause 1.1)

ITEM 5                                       (a)  TENANT'S PERCENTAGE OF COMPLEX OUTGOINGS

(clause 4)                                   The proportion (expressed as a percentage) that the Lettable Area of the Premises bears to the Lettable Area of the Complex as at the Commencement Date

                                             (b) TENANT'S PERCENTAGE OF OFFICE AREAS OUTGOINGS

                                             The proportion (expressed as a percentage) that the Lettable Area of the office areas forming part of the Premises bears to the Lettable
                                             Area of the Office Areas as at the Commencement Date

ITEM 6                                       CLEANING CHARGE (if applicable)

(definition of Cleaning                      Not applicable
Charge in clause 1.1
and clause 4.9)

ITEM 7                                       INTEREST RATE

(clause 5.5 and clause 22.4)                 3% above the Commonwealth Bank's "Overdraft Reference Rate"

ITEM 8                                       PUBLIC LIABILITY INSURANCE

(clause 6)                                   $20,000,000.00

ITEM 9                                       PERMITTED USE

(definition of Permitted Use in              Office and warehouse
clause 1.1 and clause 8)

ITEM 10                                      RESTRICTED SERVICE ACCESS HOURS

(clauses 4.8 and 13.2)                       From 6pm to 8am Monday to Friday and all day Saturday, Sunday
                                             and public holidays

ITEM 11

(clause 11.4)                                REDECORATION REQUIREMENTS AND DATES

                                             (a) REDECORATION REQUIRED ON EACH REDECORATION DATE:

                                                 (i)   wash down the inside surfaces of the Premises; and

                                                 (ii)  paint, stain, wallpaper or otherwise treat all surfaces inside the Premises in the same way that those surfaces
                                                       were painted, stained, wallpapered or otherwise treated
                                                       when last redecorated with the Landlord's approval or, if
                                                       the Premises have not been redecorated with the Landlord's approval, then as they were at the Commencement Date; and

                                                 (iii) repair floor coverings and replace curtains, blinds and other furnishings and decorations which are, in the
                                                       Landlord's opinion, acting reasonably, worn or damaged
                                                       (excepting fair wear and tear in relation to blinds)
                                                       provided that subject to paragraph G in the definition of
                                                       Make Good and the relevant provisions of this lease, the
                                                       Tenant is not required to replace floor coverings except
                                                       where such replacement is required in connection with the
                                                       use or occupation of the Premises by the Tenant or the
                                                       Tenant's Employees and Agents or the act, negligence or
                                                       default of the Tenant or the Tenant's Employees and Agents or the Tenant or the Tenant's Employees and Agents have
                                                       removed floor coverings in which case the floor coverings
                                                       must be replaced by the Tenant

                                             (b) REDECORATION DATES:

                                                 If the Tenant does not exercise the option to renew in clause
                                                 23, the redecoration date is the Expiry Date or the date
                                                 the Tenant ceases to occupy the Premises, whichever is
                                                 earlier

                                                 If the Tenant does exercise the option to renew in clause 23, the Tenant will not be required to redecorate until the new lease granted under the option has expired, or on the date the Tenant ceases to occupy the Premises, whichever is
                                                 earlier

ITEM 12                                      LANDLORD'S ADDRESS FOR SERVICE

(clause 19)

                                             Address: Level 21, 83 Clarence Street, Sydney NSW 2000

                                             Facsimile No: (02) 9249 9220

                                             TENANT'S ADDRESS FOR SERVICE

                                             Address:  Unit 1, 9 Rodborough Road, Frenchs Forest NSW 2096

                                             Facsimile No: (02) 8977 5071

                                             GUARANTOR'S ADDRESS FOR SERVICE

                                             Address:  N/A

                                             Facsimile No:  N/A

ITEM 13                                      BANK GUARANTEE

(definition of Bank Guarantee in             An amount equal to six (6) months of Rent and six (6)
clause 1.1 and clause 21)                    months of Tenant's Contribution being a total amount
                                             not less than $420,545.83.

ITEM 14                                      GUARANTOR

(clause 22)                                  N/A

ITEM 15

(clause 23)                                  PARTICULARS OF NEW LEASE

                                             Term:  Five (5) years

                                             Commencement date: The day immediately following the Expiry Date of this lease.

                                             Expiry date: The date five (5) years after the commencement date of the new lease.

                                             Rent review dates: 1 November 2009

                                             Redecoration requirements and dates:

                                             (a) REDECORATION REQUIRED ON EACH REDECORATION DATE:

                                                 (i)   wash down the inside surfaces of the Premises; and

                                                 (ii)  paint, stain, wallpaper or otherwise treat all surfaces inside the Premises in the same way that those surfaces
                                                       were painted, stained, wallpapered or otherwise treated on the earlier of either the Commencement Date or if this
                                                       lease is the renewal under any option as at the date on
                                                       which the Tenant first occupied the Premises; and

                                                 (iii) repair floor coverings and replace curtains, blinds and other furnishings and decorations which are, in the
                                                       Landlord's opinion acting reasonably, worn or damaged
                                                       (excepting fair wear and tear in relation to blinds)
                                                       provided that subject to paragraph G in the definition of
                                                       Make Good and the relevant provisions of this lease, the
                                                       Tenant is not required to replace floor coverings except
                                                       where such replacement is required in connection with the
                                                       use or occupation of the Premises by the Tenant or the
                                                       Tenant's Employees and Agents or the act, negligence or
                                                       default of the Tenant or the Tenant's Employees and Agents or the Tenant or the Tenant's Employees and Agents have
                                                       removed floor coverings in which case the floor coverings
                                                       must be replaced by the Tenant

                                             (b) REDECORATION DATES:

                                                 The Expiry Date of the new lease or the date the Tenant ceases to occupy the Premises, whichever is earlier.

ITEM 16                                      ADDITIONAL FACILITIES

(clause 24)                                  (a) car parking spaces: Ten undercover car spaces and 75 on grade car spaces or such greater number of car spaces as may be
                                                 required by the Authority granting the Use Consent provided the
                                                 Landlord is able to provide such additional car spaces at no additional cost to the Landlord and provided that if any
                                                 additional car spaces are undercover car spaces the Tenant pays the car parking licence fee set out in Item 16(b) for undercover car spaces as reviewed in accordance with this lease

                                             (b) car parking licence fees:

                                                 undercover car spaces - $50.00 per carspace per calendar month on grade car spaces - not applicable

                                             (c) Method of adjustment/review of car park licence fees

                                                 The car parking licence fees shall increase at the same times and in the same manner as the Rent increases under this lease.

                                             (d) Recreation Area (if applicable): Not applicable

                                             (e) Licensed Area (if applicable):

The Landlord and the Tenant agree as follows.

1     INTERPRETATION

1.1 The following words have these meanings unless the contrary intention appears. Item numbers referred to are those in the Reference Schedule. Other definitions are on the cover sheet.

      API means the Australian Property Institute Inc NSW Division.

      AUTHORITY means any government department, local council, government or statutory authority, public or private utility or other public or private body, which has a right to impose a requirement (including a requirement that its consent be obtained) or charge a fee in connection with the Complex or the Services.

      BALANCE WAREHOUSE means the warehouse area of the Premises excluding Warehouse 1.

      BANK GUARANTEE means an irrevocable and unconditional undertaking on terms acceptable to the Landlord by a bank (or, at the Landlord's discretion, another financial institution) carrying on business in Sydney requiring the bank (or other financial institution) to pay on demand whether by one or more requests the amount in item 13 (or any replacement or addition to it under clause 21).

      BUILDING means the building or buildings (as may be the case), including any Office Areas, which from time to time comprise the Complex.

      CLEANING CHARGE means the monthly amount (if applicable) set out in item 6 as varied under this lease being the Landlord's cost of cleaning the Premises.

      COMMON AREAS means those parts of the Complex which the Landlord intends for common use including the basketball court, tennis court and barbeque area existing within the Complex.

      COMPLEX means the Building, the Office Areas and other improvements (including without limitation the Premises) constructed on the Land and the Land.

      COMPLEX OUTGOINGS means all proper and reasonable amounts paid or payable by the Landlord for an Outgoings Year in connection with the Complex (excluding the cost of capital and structural works other than the replacement of component parts or minor structural works carried out in the ordinary course of routine or regular maintenance of the Complex ("CAPITAL EXCLUSIONS") and costs attributable solely to the Office Areas) and including:

      A. rates, land taxes (on the basis that the Land is the only land owned by the Landlord and is not subject to a trust) and other charges imposed by any Authority and levies and charges imposed under strata, community title or similar legislation;

      B. taxes (excepting any income or capital gains tax and adding any goods and services tax paid or payable by the Landlord on any amount paid or payable as an Outgoing under this Lease), levies, imposts, deductions, charges, withholdings and duties imposed by any Authority; and

      C. insurance which the Landlord reasonably considers is appropriate (including for loss of rent); and

      D. cleaning the Complex (except for those parts which are let) and keeping it free of vermin and refuse and supplying items usually supplied in washrooms and toilets; and

      E. indoor and outdoor gardening and landscaping of the Complex and areas near it; and

      F. building staff, caretaking services, security and regulating traffic; and

      G.    management and administration; and

      H. supplying, maintaining, repairing and replacing Services and upgrading them to comply with requirements of Authorities and all laws or to satisfy the requirements of the Landlord; and

      I. charges for the supply of Services which are not separately metered to an occupier including usage charges; and

      J. repairs, redecoration and maintenance of the Complex (including without limitation any car parks, access roads, paths, entrances and exits and all other pedestrian or vehicular facilities at any time provided by the Landlord) which no occupier is obliged to do and which do not form part of lettable areas; and

      K. the provision and upkeep of signs, directory boards and information systems; and

      L. the cost of any annual environmental, risk, fire, essential services and/or other audits undertaken in respect of the Complex; and

      M. other things including services now or in the future provided by the Landlord for the use or benefit of occupants of the Complex.

      CONDITION REPORT means the report to be prepared pursuant to clause 29 which describes the condition of the Premises as at the Commencement Date or if this lease is one of a sequence of leases then the condition of the Premises as at the commencement date of the first lease.

      CURRENT ANNUAL RENT of the Premises is the current annual market rental value of the Premises on the relevant Rent Review Date (being the best annual rent that can reasonably be obtained for the Premises) as agreed or determined under clause 3.

      DANGEROUS GOODS means any item substance or article which is either:

      (a) prescribed as dangerous goods under the Dangerous Goods Act (1975), or

      (b) capable of constituting a risk threat or menace to persons or property.

      DETERMINING VALUER means the valuer appointed to determine the Current Annual Rent under clause 3.9 in place of the Valuers and who is a full member of the API of not less than 10 years' standing actively engaged and with experience in valuing premises similar to the Premises.

      ENVIRONMENTAL LAWS means:

      (a) all planning, environmental, noise, development, health, contamination, radiation, pollution, waste disposal laws, land management and all laws relating to Dangerous Goods, or Hazardous Materials;

      (b) all conditions of all consents, approvals, licences, permissions, permits issued under any such law, and

      (c) regulations and any order notice direction or requirement of any Authority in relation to such matters.

      EXISTING FITOUT means the two forklifts and associated forklift equipment existing, the mezzanine area and the racking erected, within the warehouse area of the Premises and the dispatch office and associated services previously used by Harvey Norman erected within Warehouse 1 as at the Commencement Date and if this lease is one of a sequence of leases the commencement date of the first lease.

      FIRST ACCESS DATE means the date which is no earlier than f 21 September 2004 and the date the Landlord allows the Tenant access pursuant to clause 28.1.

      FITOUT DEED means the deed between the Landlord, the Tenant and the
      Responsible Entity dated    2004.

      GENERATOR PREMISES means an area in the Complex as determined by the Landlord acting reasonably located as near as is practicable to the ground floor office area of the Premises and where reasonably practicable does not exceed 15 square metres which is capable in terms of the size of holding a back up power generator to service the Tenant's operation from the Premises.

      GUARANTOR means each person named in item 14.

      HAZARDOUS MATERIALS means:

      (a) any substance, gas, liquid, chemical, mineral or other physical or biological matter which is or may become toxic, flammable, inflammable, or

      (b) which is otherwise harmful to the environment or any life form or which may cause pollution, contamination or any hazard or increase in toxicity in the environment or may leak or discharge or otherwise cause damage to any person, property or the environment, or

      (c)   any items which are Dangerous Goods, or

      (d) is a material or compound controlled prohibited or regulated from time to time by any Environmental Law.

      INCENTIVE means anything the Landlord gives to or makes available to or at the direction of the Tenant to induce it to sign this lease.

      INSOLVENCY EVENT means the happening of any of these events:

      A. an application is made to a court for an order or an order is made that a body corporate be wound up; or

      B. an application is made to a court for an order appointing a liquidator or provisional liquidator in respect of a body corporate, or one of them is appointed, whether or not under an order; or

      C. except to reconstruct or amalgamate while solvent on terms approved by the Landlord, a body corporate enters into, or resolves to enter into, a scheme of arrangement or composition with, or assignment for the benefit of, all or any class of its creditors, or it proposes a reorganisation, moratorium or other administration involving any of them; or

      D. a body corporate resolves to wind itself up, or otherwise dissolve itself, or gives notice of intention to do so, except to reconstruct or amalgamate while solvent on terms approved by the Landlord or is otherwise wound up or dissolved; or

      E.    a body corporate is or states that it is insolvent; or

      F. as a result of the operation of section 459F(1) of the Corporations Act 2001, a body corporate is taken to have failed to comply with a statutory demand; or

      G. a body corporate is, or makes a statement from which it may be reasonably deduced by the Landlord that the body corporate is, the subject of an event described in section 459C(2)(b) or section 585 of the Corporations Act 2001; or

      H. a body corporate takes any step to obtain protection or is granted protection from its creditors, under any applicable legislation or an administrator is appointed to a body corporate; or

      I.    a person becomes an insolvent under administration as defined in section 9 of the Corporations Act 2001 or action is taken which could result in that event; or

      J. anything analogous or having a substantially similar effect to any of the events specified above happens under the law of any applicable jurisdiction and including without limitation deregistration or dissolution.

      INSTITUTE means the Australian Property Institute Inc. (ARBN 007 505 866) (New South Wales Division).

      LAND means the land described on the cover sheet, on which the Complex is situated and any other land which the Landlord uses from time to time as part of the Complex for any industrial estate, a parking area, a Licensed Area, a Recreational Area or other related undertaking.

      LANDLORD'S PROPERTY means all plant, equipment, fixtures, fittings, furniture, furnishings and other property the Landlord provides in the Premises.

      LANDLORD'S WORKS has the meaning given it in the Fitout Deed.

      LETTABLE AREA means the total lettable area of the Premises (excluding the mezzanine area in the warehouse area of the Premises) (and where applicable, the Complex or any part of the Complex) calculated by the Landlord's surveyor (and apportioned where necessary between industrial and commercial/office uses in the Premises) using the principles for measurement contained in the PCA Method of Measurement for Lettable Area (March 1997) for lettable areas of industrial and if applicable commercial/office areas and treating the link between the warehouse and office areas of the Premises as warehouse/industrial area.

      LICENCE PERIOD means the First Licence Period or the Second Licence Period or both as the case may be.

      LICENSED AREA means the area described in Item 16(e) if applicable.

      LOSS OF BARGAIN DAMAGE means the amount being the difference between:

      A. all money which would have been received or recovered by the Landlord from the Tenant under this lease for the period of the Term remaining after termination of this lease had it been fully performed by the Tenant; and

      B. the money which the Landlord, using its reasonable endeavours, is likely to receive from the Premises from a replacement tenant for the period of the Term of this lease remaining after the termination of this lease after allowing for any actual or anticipated vacancy during the letting up period and any abatement, concession, incentive or inducement in any form which has been or may be paid, allowed or conceded by the Landlord to obtain that sum of those moneys where in each case that money is discounted back to a net present value calculated at the date of termination of this lease by applying a discount rate equivalent to the rate (expressed as a percentage per annum) of the Commonwealth Bond 10 year Indicator Rate published in the Australian Financial Review or elsewhere on the date of that termination or, if that rate is not published at that date, by applying a published rate which in the opinion of the valuer referred to in clause 17.5 (acting as an expert and not as an arbitrator) equates most closely to it.

      MAKE GOOD means to:

      A. remove from the Premises and, if applicable, the Complex, all plant, equipment, fixtures, fittings, furnishings, cables, conduits and wires (even if Landlord's Property, to the extent it is Existing Fitout or fitout paid for or contributed to by the Landlord for the benefit of the Tenant or in relation to the Tenant's use of the Premises), the Tenant's Works and the Tenant's Property required by the Landlord to be removed but excluding the two forklifts existing in the Premises as at the Commencement Date provided that the Tenant is entitled to (and must, if required by the Landlord) remove any items owned or installed by the Tenant during the Term; and

      B. properly repair any damage caused by the removal of things referred to in paragraph A of this definition from the Premises and the Complex; and

      C. reinstate the structure of any part of the Premises or the Complex which has been penetrated or altered by or on behalf of the Tenant; and

      D. thoroughly clean the Premises and remove all rubbish, waste and materials brought onto or left in or about the Premises or, the Complex by or on behalf of the Tenant; and

      E. decontaminate and remediate any part of the Complex or the Landlord's Property which is or becomes contaminated or polluted or in need of decontamination or remediation pursuant to any Environmental Law as a result of the Tenants use or occupation of the Premises, and subject to fair wear and tear:

      F. to reinstate the Premises, the Landlord's Property and the location of the Services (but excluding any forklifts and associated forklift equipment) to their condition at the commencement of the Term or the term of the initial lease if this lease is a renewal under an option as described in the Condition Report and leave them in good repair and condition, having regard to the Tenant's obligations under this lease, clean and free from rubbish and in a safe condition; and

      G. if the Landlord does not require it to be removed, replace any cut out areas with new carpet or other floor covering approved by the Landlord which is of a standard not less than the standard of the carpet or other floor covering then provided by the Landlord to premises in the Complex; and

      H. to put the ceiling support grid, light fittings and ceiling tiles into the repair and condition referred to in clause 11.4,

      provided that unless otherwise specified above in this definition of "Make Good", this lease or required in connection with the particular use or occupation of the Premises by the Tenant or due to the act, negligence or default of the Tenant or the Tenant's Employees and Agents the Tenant is not required to put the Premises in a better condition than as described in the Condition Report provided further that if the Condition Report does not describe a particular condition or part of the Premises then the Tenant must put the Premises into the condition described above in this definition of "Make Good" and further provided that extraneous and disabling events beyond the control of the Tenant ("EVENTS") in respect of which the Landlord is indemnified by an insurance policy taken out by the Landlord in respect of the Premises or the Building or which would have been taken out by a prudent Landlord are excluded from this definition of "Make Good" (other than where any insurance moneys are irrecoverable through the act, omission, neglect, default or misconduct of the Tenant or the Tenant's Employees and Agents).

      NOMINATION PERIOD means the period being 14 days after receipt by the Landlord of the dispute notice under clause 3.2.

      OFFICE AREAS means any office areas in the Complex in which any part of the Premises may be located.

      OFFICE AREAS OUTGOINGS means all proper and reasonable amounts paid or payable by the Landlord for an Outgoings Year in connection with the Office Areas (excluding Complex Outgoings and Capital Exclusions) and including:

      A. rates, land taxes (on the basis that the Land is the only land owned by the Landlord and is not subject to a trust) and other charges imposed by any Authority and levies and charges imposed under strata, community title or similar legislation if separately imposed on the Office Areas at any time; and

      B. taxes (excepting any income or capital gains tax and adding any goods and services tax paid or payable by the Landlord on any amount paid or payable as an Outgoing under this Lease), levies, imposts, deductions, charges, withholdings and duties imposed by any Authority if separately imposed on the Office Areas; and

      C. insurance which the Landlord reasonably considers is appropriate for the Office Areas (including for loss of rent); and

      D. cleaning the Office Areas (except for those parts which are let) and keeping it free of vermin and refuse and supplying items usually supplied in washrooms and toilets; and

      E. indoor and outdoor gardening and landscaping of the Office Areas and areas near it; and

      F. building staff, caretaking services, security and regulating traffic for the Office Areas; and

      G.    management and administration for the Office Areas; and

      H. supplying, maintaining, repairing and replacing Services and upgrading them to comply with requirements of Authorities and all laws or to satisfy the requirements of the Landlord for the Office Areas; and

      I. charges for the supply of Services for the Office Areas which are not separately metered to an occupier including usage charges; and

      J. repairs, redecoration and maintenance of the Office Areas (including without limitation any car parks, access roads, paths, entrances and exits and all other pedestrian or vehicular facilities at any time provided by the Landlord) which no occupier is obliged to do and which do not form part of lettable areas; and

      K. the provision and upkeep of signs, directory boards and information systems for the Office Areas; and

      L. plant hire and the operational and maintenance costs of the lift, building maintenance units, mechanical services and access control for the Office Areas; and

      M. the cost of any annual environmental, risk, fire, essential services and/or other audits undertaken in respect of the Office Areas; and

      N. other things including services now or in the future provided by the Landlord for the use or benefit of occupants of the Office Areas.

      OUTGOINGS means all Complex Outgoings and, if a percentage is stated in item 5(b), Office Areas Outgoings.

      OUTGOINGS YEAR means the 12 month period ending on the date specified in item 4 in each year or on another day specified in a notice the Landlord gives the Tenant.

      PERMITTED USE means the use in item 9.

      PREMISES means (except when measuring the Lettable Area) that part of the Complex described as the premises on the cover sheet, the boundaries of which are:

      A. the external surface of the walls (including any paint or wall covering); and

      B. the lower surface of the soffit (above any false or suspended ceiling); and

      C.    the upper surface of the floor (under any floor covering).

      The Premises include the Landlord's Property.

      RECREATION AREA means the area described in Item 16(d) if applicable.

      REFERENCE SCHEDULE means the reference schedule attached to this lease.

      RELEVANT AGREEMENT means this Lease and any deed, agreement or other instrument in any way related to or connected with it or the letting of the Premises by the Landlord to the Tenant under this Lease;

      REMAINING ITEMS means the two forklifts and associated forklift equipment existing, and the racking erected, within the warehouse area of the Premises as at the Commencement Date and if this lease is one of a sequence of leases the commencement date of the first lease.

      RENT means the yearly amount in item 1 as varied under this lease.

      RENT DAY means the Commencement Date and, for each subsequent month, the day in item 2.

      RENT REVIEW DATE means each date in item 3.

      RULES means the rules of the Complex set out in annexure 1 as varied or added to under this lease.

      SECOND ACCESS DATE means the date which is no earlier than 30 September 2004 and the date the Landlord allows the Tenant access pursuant to clause 28.7.

      SERVICES means services (such as water, sewerage, drainage, gas, electricity, communications, fire fighting, air conditioning, lifts and escalators to or of the Complex or any premises in it or the Land) provided by Authorities, the Landlord or any person authorised by the Landlord and includes all plant and equipment in connection with them.

      TENANT'S BUSINESS means the business carried on from the Premises.

      TENANT'S CONTRIBUTION means for an Outgoings Year:

                      TP1 x N x CO         +         TP2 x N x TO
                      ------------                   ------------
                            Y                              Y

      where:

      TP1 =  the percentage in item 5(a) as may be varied under this lease

      TP2 =  the percentage in item 5(b) as may be varied under this lease

      N   =  the number of days of the Term in that Outgoings Year

      CO  =  the Complex Outgoings for that Outgoings Year

      TO  =  the Office Areas Outgoings for that Outgoings Year

      Y   =  the number of days in that Outgoings Year

      TENANT'S EMPLOYEES AND AGENTS means each of the Tenant's employees, officers, agents, contractors and invitees.

      TENANT'S PROPERTY means all property on the Premises which is not Landlord's Property or Services.

      TENANT'S WORKS has the same meaning as in the Fitout Deed.

      TERM means the period from and including the Commencement Date to and including the Expiry Date.

      USE CONSENT means the use consent obtained, or to be obtained, by the Tenant to enable the Tenant to use the Premises for the Tenant's particular use of the Premises (including the use permitted by this lease).

      VALUER means a valuer who is a full member of the API of not less than 5 years' standing actively engaged and with experience in valuing premises similar to the Premises.

1.2   Unless the contrary intention appears:

      (a)   the singular includes the plural and vice versa; and

      (b) "person" includes a firm, a body corporate, an unincorporated association or an Authority; and

      (c)   an agreement, representation or warranty:

            (i) in favour of two or more persons is for the benefit of them jointly and severally; and

            (ii) on the part of two or more persons binds them jointly and severally; and

      (d)   a reference to:

            (i) a person includes the person's executors, administrators, successors, substitutes (including persons taking by novation) and assigns; and

            (ii)  a document includes any variation or replacement of it; and

            (iii) a law includes regulations and other instruments under it and amendments or replacements of any of them; and

            (iv) a thing includes the whole and each part of it collectively and each of them individually; and

            (v) a group of persons includes all of them collectively, any two or more of them collectively and each of them individually; and

            (vi) the president of a body or Authority includes any person acting in that capacity; and

            (vii) a body, corporation, institute, association or Authority includes any successor or replacement body corporation, institute, association or Authority; and

            (viii) "Guarantor" is a reference to all of the persons named as
                  "Guarantor" jointly and each of them severally. An agreement, representation, warranty or indemnity on the part of the Guarantor binds the persons named as "Guarantor" jointly and each of them severally.

      (e) "including" (in any form) or "such as" when introducing a list of items does not limit the meaning of the words to which the list relates to those items or to items of a similar kind.

2     RENT

2.1 The Tenant must pay the Rent by equal monthly instalments in advance on each Rent Day.

2.2 If an instalment is for a period of less than one month, then that instalment is that proportion of one twelfth of the Rent which the number of days in the period bears to the number of days in the month in which that period begins.

2.3 The Rent increases from and including each anniversary of the Commencement Date by three point five per cent (3.5%).

3     RENT REVIEW

3.1 The Landlord may give the Tenant a notice stating the Landlord's assessment of the Current Annual Rent of the Premises as at the relevant Rent Review Date at any time before the next Rent Review Date or the Expiry Date, whichever occurs first.

3.2 If the Tenant wants to dispute the Landlord's assessment, it must give a dispute notice to the Landlord within 14 days after the Landlord gives its notice.

3.3 If the Tenant does not give a dispute notice on time, the Rent from and including the relevant Rent Review Date is the amount stated in the Landlord's notice.

DISPUTES OVER RENT REVIEW

3.4 If the Tenant gives a dispute notice on time, the Rent will be determined under clause 3.5. Until then the Tenant must pay, by equal monthly instalments on account of the Rent from the relevant Rent Review Date, the Rent immediately before the relevant Rent Review Date and 80% of the increase sought by the Landlord.

3.5   (a)   If the Tenant gives a dispute notice to the Landlord, the Landlord and Tenant must within the Nomination Period:

            (i)   each nominate a Valuer;

            (ii) instruct their nominated Valuers to jointly determine the Current Annual Rent; and

            (iii) inform the other party in writing of their nominated Valuer.

      (b)   Any Valuer must:

            (i) give a written determination setting out the reasons for it with particular reference to what was taken into account and what was disregarded; and

            (ii) act as an expert and not as an arbitrator and, subject to clause 3.7, whose determination is final and binding; and

            (iii) be directed to value the Current Annual Rent in accordance with clauses 3.9(a) and 3.10; and

            (iv) determine who must pay the Valuer's costs and in what proportion if they are to be shared; and

            (v) consider any written submissions from the Landlord or Tenant without being bound by them and determine the Current Annual Rent in accordance with the Valuer's own judgment.

3.6 If the Tenant does not comply with clause 3.5, the amount stated in the Landlord's assessment will become the Current Annual Rent payable from the Rent Review Date.

3.7 If the Landlord does not comply with clause 3.5 and, provided the Tenant has nominated a Valuer as required by clause 3.5, then the Tenant must request the API President within 21 days of receipt by the Landlord of the dispute notice to:

      (a)   appoint a Valuer on the Landlord's behalf;

      (b) instruct the appointed Valuer to jointly determine the Current Annual Rent with the Valuer already nominated by the Tenant; and

      (c)   inform the Landlord in writing of the name of the appointed Valuer.

3.8 If the Valuers appointed under clauses 3.5 and 3.7 determine a rent for the Premises but are unable to agree on the Current Annual Rent within 28 days of the appointment of the later of them, the Valuers will, by agreement, appoint a Determining Valuer and, failing agreement within 7 days, the Landlord will be entitled to require the API President to appoint a Determining Value to determine the current annual market rent in accordance with the directions this clause 3.

3.9 If a Determining Valuer is appointed under clause 3.8, then the Determining Value must:

      (a) have due regard to any relevant comparable evidence submitted by the Valuers in respect of their assessments of the current annual market rent; and

      (b) give the determination and detailed reasons in evidence of the determination in writing within 28 days of the date of the Determining Valuer's appointment.

3.10 In determining the Current Annual Rent, the Valuers must give their determination and their reasons in writing within 28 days of the expiration of the Nomination Period and must make their determination based on the lease for a term equal to the Term of the lease. The Valuers must also take into account:

      (a) current annual rents for comparable premises both within and outside the Building and Complex whether those rents arise from letting vacant space, renegotiating rent on the expiry or termination of a previous lease or from open market rent reviews, taking into account by way of reduction from the rent reserved by a lease of comparable premises, the annual value of any incentive, inducement, concession or benefit used to secure the tenant to lease those premises; and

      (b) the provisions of this lease (or of any further lease to be granted under clause 23) and in particular any liability on the part of the Tenant to pay a contribution to Outgoings and the period of time until the next Rent Review Date; and

      (c) permanent structural improvements to the Premises installed at the Tenant's expense which the Tenant is not permitted to remove at the expiry or termination of this lease; and

      (d) any other use to which the Premises may be lawfully put subject to the consent of the relevant Authorities being sought and obtained,

      but take no account of:

      (e) the value of any goodwill attributable to the Tenant's Business and any improvements or fixtures erected or installed at the Tenant's expense which the Tenant is permitted or required to remove at the expiry or termination of the lease; and

      (f) any deleterious condition of the Premises if that results from any breach of this lease by the Tenant; and

      (g) any discount which might apply if the Tenant leases or occupies more than one lettable area in the Building or the Complex or if the Premises comprise a Building or a substantial part of a Building; and

      (h)   the fact that part of the Term has elapsed; and

      (i) the current annual rent for particular comparable premises if, in the opinion of the valuer, the rental payable for those premises is abnormal, or unrealistic, or otherwise does not reflect the current rental value of those premises having regard to conditions prevailing in the relevant market at the Rent Review Date; and

      (j) any rent, charge or any other payment which may be payable by the Tenant in respect of the Tenant's use or occupation of the mezzanine area in the warehouse part of the Premises; and

      (k) any incentive or inducement granted to the Tenant to enter this lease; and

      (l)   the Remaining Items.

3.11  The Valuers:

      (a) must regard any rent applicable to the link between the warehouse and office areas of the Premises as being warehouse/industrial area rate of rent and not office; and

      (b) in making a determination under this clause 3, may rely on whatever information that the Valuers in their expert opinion regard as sufficient for that purpose.

3.12 The amount determined by the Valuer or the Determining Valuer, as the case may be is, the Rent from and including the relevant Rent Review Date.

ADJUSTMENTS

3.13 On the first Rent Day after the Rent is agreed or determined under this clause 3, the Tenant must pay the Landlord (or the Landlord must credit the Tenant with) the difference between what the Tenant has paid on account of Rent under clause 3.4 and the Rent for the period from and including the relevant Rent Review Date to but excluding that Rent Day.

RENT NEVER TO DECREASE

3.14 Despite anything in this lease (including this clause 3), the Rent from and including the relevant Rent Review Date is to be the highest of:

      (a)   the Rent immediately before the relevant Rent Review Date; and

      (b)   the amount determined under this clause 3; and

      (c)   the amount in item 1.

4     OUTGOINGS AND OTHER PAYMENTS

TENANT'S CONTRIBUTION TO OUTGOINGS

4.1 The Tenant must pay the Tenant's Contribution for each Outgoings Year within 14 days after notice is given under clause 4.5.

PAYMENTS ON ACCOUNT OF TENANT'S CONTRIBUTION

4.2 The Landlord may give the Tenant a notice for each Outgoings Year stating the Landlord's estimate of the Outgoings and the Tenant's Contribution for that Outgoings Year. The Landlord may revise that estimate at any time.

4.3 If the Landlord gives a notice under clause 4.2, the Tenant must pay instalments in advance on each Rent Day on account of the Tenant's Contribution. Each instalment is the Landlord's estimate of the Tenant's Contribution for the Outgoings Year divided by the number of Rent Days (excluding the Commencement Date) in that Outgoings Year.

4.4 In each Outgoings Year after the first, until the Landlord gives the Tenant a notice of the Landlord's estimate for that Outgoings Year, the Tenant must pay on each Rent Day, on account of the Tenant's Contribution, an instalment equal to that payable on the previous Rent Day.

NOTICE OF ACTUAL OUTGOINGS

4.5 As soon as possible after the end of an Outgoings Year the Landlord must give the Tenant a notice giving reasonable details of the actual Outgoings.

ADJUSTMENTS

4.6 On the next Rent Day after the Landlord gives the Tenant a notice of either estimated (including any revision) or actual Outgoings, the Tenant must pay the Landlord (or the Landlord must credit the Tenant with) the difference between what the Tenant has paid on account of the Tenant's Contribution for the Outgoings Year to which the notice applies and what the notice says is payable. The obligation to adjust Outgoings survives termination of this lease.

CHANGE OF LETTABLE AREA

4.7 If the Landlord, acting reasonably, is satisfied that the Lettable Area of the Complex, the Building, the Premises, the Office Areas or the areas within which the Premises are situated has changed or has been calculated incorrectly, the Landlord may change either or both of the percentages in item 5 by giving the Tenant a notice that the percentage is changed and from what date to the intent that the Landlord shall be entitled to recover all of the Outgoings for any applicable Outgoings Year from all occupiers of Lettable Areas in the Complex in the proportion that the Lettable Areas occupied or let to any occupant bears to the total Lettable Area of the Complex.

      If the Lettable Area of the Building, the Complex or the Office Areas changes, the percentages in item 5 are to be the proportion (expressed as a percentage) that the Lettable Area of the Premises bears to the changed Lettable Area of the Complex or the Office Areas.

SERVICES OUTSIDE HOURS

4.8   (a)   If, at the Tenant's request, the Landlord makes Services available to the Complex, the Building or the Premises during the hours of restricted access set out in item 10, then the Tenant must pay the Landlord's reasonable costs, charges and expenses of making the Services available within 14 days after the Landlord asks the Tenant for them.

      (b) The Landlord must credit to the relevant head of Outgoings all payments and amounts recovered from the Tenant or other occupiers of the Complex on account of the provision of after hours Services.

      (c) The parties agree that for the purposes of clause 4.8(a) the charge for air-conditioning will be $35 per hour for the whole of the office area of the Premises. On each anniversary of the Commencement Date this air-conditioning charge will be increased by the consumer price index (All Groups Sydney) last published before the end of the lease year just ended over the consumer price index (All Groups Sydney) last published before the commencement of this lease or the last anniversary of the Commencement Date whichever is the later.

      (d) The parties agree that upon exercise of any option under clause 23, the initial hourly rate for after hours air-conditioning will be determined by the Landlord in a just and equitable manner having regard to the actual cost to the Landlord of running the air-conditioning plant and equipment in the office area of the Premises during the hours of restricted access set out in Item 10. If the Tenant (acting reasonably) disputes the Landlord's determination then the matter may be referred by either party to the president of the Australian Property Institute for determination by a Valuer qualified in accordance with clause 3 mutatis mutandis and such Valuer's decision will be final and binding on the parties.

CLEANING CHARGE

4.9 Where item 6 states a Cleaning Charge is applicable to this Lease then the Tenant must pay the Cleaning Charge in advance to the Landlord on each Rent Day. If any period between Rent Days (or between the last Rent Day and the Expiry Date) is less than a month, the Tenant must pay that proportion of the Cleaning Charge which the number of days in that period bears to the number of days in the month in which that period begins.

4.10 If the Landlord's costs of providing a cleaning service to the Premises and removing refuse from them increases, then the Landlord may give a notice to the Tenant informing it of the increased Cleaning Charge and the Rent Day from which it is payable. The Tenant must pay the increased Cleaning Charge from that Rent Day.

4.11 If the Rent Day from which the increased Cleaning Charge applies is before the date the Tenant receives the Landlord's notice, then on the next Rent Day after it receives the notice the Tenant must pay the Landlord the difference between what the Tenant has paid as Cleaning Charge from and including the Rent Day from which the increased Cleaning Charge applies to but excluding the next Rent Day after the Tenant receives the notice and what the Tenant should have paid.

WAREHOUSE EXPENSES

4.12 In addition to all other moneys payable by the Tenant under this lease, the Tenant must pay or reimburse the Landlord on demand for all amounts paid or payable by the Landlord which the Landlord (acting reasonably) deems to be attributable solely to the warehouse area of the Premises (but excluding Capital Exclusions) including but not limited to:

      (a) maintaining and repairing roller shutter doors and dock levellers in accordance with clause 11.4; and

      (b) any other things or services now or in the future required by the Tenant and agreed to be provided by the Landlord for the use or benefit of occupants of the warehouse area of the Premises.

      Any monies payable by the Tenant to the Landlord pursuant to this clause
      4.12 shall be excluded in the calculation of the Complex Outgoings and the Office Areas Outgoings.

5     PAYMENT REQUIREMENTS

5.1 The Tenant must make payments under this lease to the Landlord (or to a person nominated by the Landlord in a notice to the Tenant) by periodic credit to a bank account specified by the Landlord without set-off, counterclaim, withholding or deduction.

5.2 The Landlord need not make demand for any amount payable by the Tenant unless this lease says that demand must be made.

5.3 If the Tenant must pay an amount on the next Rent Day and there is no next Rent Day, then the Tenant must pay that amount within seven days after the Landlord demands it.

5.4 Expiry or termination of this lease does not affect the Tenant's obligations to make payments under this lease for periods before then.

INTEREST ON OVERDUE MONEY

5.5 If the Tenant does not pay any amount payable by it under this lease on time, it must pay interest on that amount on demand by the Landlord from when it becomes due for payment until it is paid in full. The Tenant must pay accumulated interest at the end of each month without demand. Interest is calculated on daily balances at the rate set out in item 7.

6     INSURANCES

6.1   The Tenant must:

      (a) in connection with the Premises, maintain with insurers and on terms (including a cross liability and waiver of subrogation clause) approved by the Landlord who may not unreasonably withhold its approval in the names of the Tenant and noting the Landlord's interest:

            (i) public liability insurance for at least the amount in item 8 (as varied by notice from time to time from the Landlord to the Tenant); and

            (ii)  workers compensation and employee protection insurance; and

            (iii) other insurances which are required by law or which, in the
                  Landlord's reasonable opinion, a prudent tenant would take out including those in connection with Tenant's works on the Premises; and

      (b) give the Landlord evidence when asked to do so that it has complied with clause 6.1(a); and

      (c) notify the Landlord immediately if an insurance policy required by this clause 6.1 is cancelled or an event occurs which may allow a claim or affect rights under an insurance policy in connection with the Premises, the Building or property in them; and

      (d) comply with the relevant recommendations of the Insurance Council of Australia.

6.2 The Tenant may not, without the Landlord's approval, do anything which may affect rights under any insurance or which may increase an insurance premium payable in connection with the Premises, the Building or property in them. The Tenant must pay the actual cost to the Landlord of giving its approval under this clause 6.3 and also any additional or excess premiums payable.

6.3 Notwithstanding any other provision in this lease, whilst Brightpoint Australia Pty Limited (ABN 32 075 244 870) is the Tenant, the Tenant will be deemed to have complied with clause 6.1 provided that it has in force a global insurance policy which notes the Landlord's interests and which covers claims arising out of or in connection with the risks referred to in clause 6.1(a)(i) from an independent and reputable insurer as determined by the Landlord acting reasonably which has a Standard & Poors rating of at least AA or equivalent, the Tenant complies with clause 6.1(c) and upon request by the Landlord the Tenant provides the Landlord with evidence that the above mentioned global insurance policy is in force.

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                                                                   Page 26 of 59

7     INDEMNITIES AND RELEASES

7.1 The Tenant occupies the Premises and uses the Building and the Land at its own risk.

7.2 The Tenant is liable for and indemnifies the Landlord against liability, loss or damage arising from, and cost incurred in connection with, any of the following:

      (a) damage, loss, injury or death caused or contributed to by the act, negligence or default of the Tenant or of the Tenant's Employees and Agents; and

      (b) any breach or alleged breach of any Environmental Law or occupational health and safety laws by the Tenant; and

      (c)   any breach by the Tenant of this lease; and

      (d) any accident on or about the Premises caused or contributed to by the Tenant or the Tenant's Employees and Agents act, omission, default, negligence or breach of this lease;

      except to the extent caused or contributed by the Landlord's negligence, negligent act or breach of this lease.

7.3 The Tenant releases the Landlord from, and agrees that the Landlord is not liable for, liability or loss arising from, and cost incurred in connection with, any of the following:

      (a) damage, loss, injury or death unless it is caused by the Landlord's wilful act, negligence or default; and

      (b) anything the Landlord is permitted or required to do under this lease; and

      (c) a Service not being available, being interrupted or not working or not working properly for any reason; and

      (d) the Landlord's plant and equipment not working or not working properly for any reason; and

      (e)   the Building or the Common Areas not being secure; and

      (f) any fire, bomb threat or other emergency drill or the Tenant evacuating the Building because of any fire, bomb threat or other emergency; and

      (g) the operation of any statute, regulation or notice issued by an Authority; and

      (h)   any strike, accident, riot, industrial action or civil disturbance;
            and

      (i) the Landlord being required to investigate, test, evaluate, monitor, remediate, secure or manage any contamination or environmental matter concerning the Complex,

      except to the extent caused or contributed by the Landlord's negligence, negligent act or breach of this lease.

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                                                                   Page 27 of 59

7.4 Each indemnity is independent from the Tenant's other obligations and continues during this lease and after it expires or is terminated. The Landlord may enforce an indemnity before incurring expense.

8     USE

8.1   The Tenant must use the Premises only for the Permitted Use.

8.2 Subject to clause 30, the Tenant represents to the Landlord that it has satisfied itself that the Premises, the Building and the Services are suitable for the Permitted Use.

9     TENANT'S ADDITIONAL OBLIGATIONS

9.1   The Tenant must:

      (a) comply on time with all laws and the requirements of Authorities in connection with the Premises, the Tenant's Business, the Tenant's Property and the use or occupation of the Premises (including obtaining and complying with all permits or approvals) but the Tenant need not carry out capital or structural work unless it is required in connection with the use or occupation of the Premises or the act, negligence or default of the Tenant or of the Tenant's Employees and Agents; and

      (b) promptly inform the Landlord of damage to the Building, the Premises, the Landlord's Property, the Existing Fitout or of a faulty Service or any Landlord's Property or Existing Fitout which is faulty immediately it becomes aware of it; and

      (c) observe the recommended maximum load weights throughout the Building and the Premises; and

      (d) participate in any fire, bomb threat or other emergency drill of which the Landlord gives reasonable notice; and

      (e) evacuate the Building immediately and in accordance with the Landlord's directions when informed of any actual or suspected fire, bomb threat or other emergency; and

      (f) promptly, when asked by the Landlord, do everything necessary for the Tenant to do to enable the Landlord to exercise its rights under this lease; and

      (g) comply with all Rules of which it has notice. The Tenant acknowledges that it has notice of the Rules in annexure 1; and

      (h) on or before the date the Tenant executes this lease, procure the Guarantor to give the guarantee and indemnity set out in clause 22 by signing this lease as guarantor. This clause 9.1(h) is an essential term of this lease; and

      (i) comply and permit the Landlord to itself comply with all Environmental Laws which are applicable to the Premises the Tenant or to the Tenants use of the Premises;

      (j) decontaminate by appropriate treatment removal or otherwise any pollution or contamination caused or permitted to occur by the Tenant or by the Tenant's

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                                                                   Page 28 of 59

            Employees and Agents and in accordance with the requirement of any relevant Authority carry out all investigative remedial or decontamination action as required by any Environmental Law and to the satisfaction of all relevant Authorities to the Land; and

      (k) enter into and keep in force during the Term a contract or contracts with a contractor or contractors approved by the Landlord for the repair and maintenance (excluding structural and capital works unless required in connection with the Tenant's use or occupation of the Premises or the act, negligence or default of the Tenant or of the Tenant's Employees and Agents) at the Tenant's cost of the Landlord's Property excluding the Remaining Items, if any. The Tenant acknowledges and agrees that the Tenant and the Tenant's Employees and Agents use the Landlord's Property solely at the Tenant's risk. The Landlord must carry out any necessary structural or capital repairs of which it is aware to the Landlord's Property so as to keep the Landlord's Property (but excluding the Existing Fitout) in good working condition except where such repairs are required to be carried out by the Tenant pursuant to this lease or are required in connection with the use or occupation of the Premises or the act, negligence or default of the Tenant or of the Tenant's Employees and Agents. The Tenant must ensure that the Remaining Items are maintained in reasonable working condition but the Tenant is not required to upgrade, renew or replace the Remaining Items unless the Tenant or the Tenant's Employees and Agents have damaged (other than through fair wear and tear) the racking erected in the Premises such that it requires upgrading, renewing or replacing in which case the Tenant must upgrade, renew or replace the damaged racking.

9.2   The Tenant may not:

      (a) alter the Landlord's Property or remove it from the Premises without the Landlord's approval; or

      (b) store, bring onto, use or release Hazardous Materials or Dangerous Goods on the Premises or in the Common Areas, the Complex or the Building except as necessary for the Permitted Use; or

      (c) manufacture, produce or carry on any activity which creates or leads to the creation of any Hazardous Materials or Dangerous Goods except as necessary for the Permitted Use; or

      (d) permit the Premises, the Complex or the environment to be contaminated, polluted or affected by any Hazardous Material; or

      (e) do or not do anything which would result in any Authority issuing any notice, direction or order requiring any audit, investigation, clean up, decontamination, remedial action or making good under any law; or

      (f) do or not do anything which would constitute a violation or contravention of any Environmental Law relating to occupational health and safety; or

      (g) do anything in or around the Complex which in the Landlord's reasonable opinion may be annoying, dangerous or offensive or which may contravene any law imposing noise or vibration control limitation or abatement measures; or

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                                                                   Page 29 of 59

      (h) do anything to overload or interfere with the Complex's facilities or Services nor use them for anything other than their intended purpose; or

      (i) allow anything to endanger or threaten the Complex, the Premises or occupants of the Complex.

9.3 If the Tenant may not do something in connection with this lease, then it may not do anything which may result in it happening.

9.4 The Tenant must ensure that the Tenant's Employees and Agents comply, if appropriate, with the Tenant's obligations under this lease.

10    CLEANING THE PREMISES

10.1  The Tenant must:

      (a) keep the Premises and everything in them clean, tidy and free of refuse and vermin, supply all consumable items required for the Premises or its Services and comply with the Landlord's directions in that regard; and

      (b) where part of the Premises comprise offices for which the Landlord arranges cleaning, give the Landlord's cleaners access to clean that part of the Premises at reasonable times and may not use any cleaning service other than that provided by the Landlord;

      (c) where the Landlord does not arrange cleaning for any part of the Premises, enter into and keep in force during the Term a contract to clean the Premises with a contractor approved by the Landlord and ensure that the contractor complies with the Landlord's reasonable directions in connection with its conduct in the Complex and other contractors working in the Complex.

10.2 Where part of the Premises include office space and the Landlord has agreed to do so, the Landlord must provide a cleaning service for the Premises and arrange for refuse to be removed from that part of the Premises regularly.

10.3 If clause 10.1(b) applies then the Landlord agrees that the relevant cleaners of the Premises must be agreed by and appointed in consultation with the Tenant acting reasonably. If the Tenant is dissatisfied with any cleaners appointed by the Landlord with respect to the Premises pursuant to clause 10.1(b) the Tenant may elect to make its own cleaning arrangements for the Premises.

11    REPAIR, REDECORATION AND TENANT'S WORKS

LANDLORD'S APPROVAL

11.1 The Tenant may not carry out works (including installing fixtures or fittings or making alterations) to or in the Premises without the Landlord's approval. If the Landlord gives approval, it may when giving it, impose conditions. The Tenant must comply with these conditions.

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                                                                   Page 30 of 59

TENANT'S WORKS

11.2 The Tenant must ensure that any works it does, including works under clause 11.4, are done:

      (a) by contractors and consultants either nominated by or approved by the Landlord who may not unreasonably withhold its approval; and

      (b) in a proper and workmanlike manner and without disturbance or disruption to other tenants or occupants of the Land and the Building; and

      (c) in accordance with any plans, specifications and schedule of finishes required and approved by the Landlord (who may not unreasonably withhold its approval) which must be accompanied by certifications to the Landlord's satisfaction from architects, engineers or other consultants nominated by the Landlord; and

      (d) in accordance with all laws and the requirements of Authorities and the Tenant must promptly obtain and give to the Landlord such Part 4A certificates as can be issued for works of the kind done by the Tenant and, if applicable a building certificate issued in accordance with sections 149A-149E of the EPAA or equivalent certificates for the works on their completion; and

      (e) in accordance with the Landlord's reasonable requirements and directions from time to time.

      The Tenant must stop carrying out the works if requested by the Landlord if the Landlord reasonably believes they are in breach of any provision of this lease including clause 9.2.

      In this clause 11.2:

      "THE EPAA" means the Environmental Planning and Assessment Act 1979;

      "PART 4A CERTIFICATES" means the certificates referred to in section 109C of the EPAA.

REPAIR OF ITEMS

11.3 The parties acknowledge that the Premises were in the condition specified in the Condition Report as at the Commencement Date.

REPAIR, REPLACE AND REDECORATE

11.4  The Tenant must:

      (a) keep the Premises and the Tenant's Property in good repair and condition excluding:

            (i)   fair wear and tear; and

            (ii) extraneous and disabling events beyond the control of the Tenant ("EVENTS") in respect of which the Landlord is indemnified by an insurance policy taken out by the Landlord in respect of the Premises or the Building or which would have been taken out by a prudent Landlord (other than where any insurance moneys are irrecoverable through the act,

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                                                                   Page 31 of 59

                  omission, neglect, default or misconduct of the Tenant or the Tenant's Employees and Agents).

      (b) promptly replace worn or damaged items in or attached to the Premises (including any glass, Tenant's Property and those floor coverings and furnishings which are part of the Landlord's Property) with items of similar quality as at the Commencement Date, subject to fair wear and tear; and

      (c) redecorate the Premises and the Tenant's Property to the satisfaction of the Landlord acting reasonably in accordance with item 11; and

      (d) promptly make good any damage caused by the Tenant or the Tenant's Employees and Agents to the Premises or the Building.

EXCLUSION

11.5 This clause 11 does not oblige the Tenant to carry out any structural or capital maintenance, replacement or repair except where rendered necessary by any act, omission, neglect, default or misconduct of the Tenant or the Tenant's Employees and Agents or by its or their use or occupancy of the Premises or by the installation, use or removal of the Tenant's Property or the Tenant's Works.

12    TRANSFER AND OTHER DEALINGS

PROHIBITED DEALINGS

12.1 The Tenant may only transfer this lease, sublet, licence or otherwise part with possession of the Premises in accordance with clause 12.2.

TRANSFER CONDITIONS

12.2 The Tenant may only transfer this lease or sublet or licence or otherwise part with possession of the Premises with the Landlord's prior written consent (not to be unreasonably withheld) and provided that:

      (a) it satisfies the Landlord that the proposed transferee, sub-tenant, licensee or other person taking possession (each called in this clause "NEW TENANT") is financially sound and capable of performing the tenant's obligations under this lease and will be conducting the Permitted Use; and

      (b) the proposed new tenant signs a contract relating to the transfer or other dealing in a form reasonably required by the Landlord; and

      (c) any guarantee or guarantee and indemnity or other security reasonably required by the Landlord is provided; and

      (d)   the Landlord has obtained any consents it has agreed to obtain; and

      (e)   the Tenant is not in default or any default has been waived; and

      (f) the Tenant and the proposed new tenant comply with all the Landlord's reasonable requirements; and

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                                                                   Page 32 of 59

      (g) it satisfies the Landlord that the new tenant, if a sub-lessee, is paying rent and other amounts payable under this lease at a rate per square metre not less than (and other money on the same basis as) that provided in this lease.

CHANGE IN CONTROL OF TENANT

12.3  If:

      (a) the Tenant is a company which is not listed or wholly owned by a company which is listed on the Australian Stock Exchange; and

      (b) there is a proposed change in the shareholding of the Tenant so that a different person or group of persons from that existing at the date the Tenant acquired its interest in this lease will control the composition of the board of directors or more than 50% of the shares giving a right to vote at general meetings, then that proposed change in control is treated as a proposed transfer of this lease, the person or group of persons acquiring control is treated as the proposed new tenant and clause 12.2 (except for clause 12.2(b)) applies.

SECURITIES

12.4  The Tenant may only create or allow to come into existence:

      (a)   a security over the Tenant's interest in this lease; or

      (b)   a lease or security affecting the Tenant's Property

      with the Landlord's approval (which may not be unreasonably withheld). If the Landlord gives its approval, the Tenant must execute a waiver reasonably required by the Landlord.

12.5 Nothing in clause 12.4 prevents the Tenant from granting a fixed and floating charge over the Tenant's assets in the normal course of its business. The Landlord agrees to enter into any reasonable document reasonably required by any recognised financier of the Tenant relating to the creation of securities permitted under clause 12.4 at the Tenant's cost provided the Landlord (acting reasonably) agrees to the form of the document.

13    LANDLORD'S ADDITIONAL OBLIGATIONS AND RIGHTS

QUIET ENJOYMENT

13.1 Subject to the Landlord's rights, while the Tenant complies with its obligations under this lease, it may occupy the Premises during the Term without undue interference by the Landlord.

13.2 Subject to clauses 4.8(a) and 13.2B the Landlord must take reasonable action to keep:

      (a) the air conditioning effectively and adequately available to service the office area of the Premises at all times and performing to the performance specification for which it was designed unless incompatible with the Tenant's use of the office area of the Premises as permitted under this lease and provided that if the specification is not available the air conditioning must operate adequately and effectively to service the office area of the Premises in a manner reasonably required by the

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                                                                   Page 33 of 59

            Tenant for its use and occupation of the office area of the Premises in accordance with this lease; and

      (b) the lift services available to the Premises at all times except during the hours set out in item 10 and, if the Landlord has agreed to do so at the Tenant's request and cost, during those hours set out in item 10; and

      (c) the Services not referred to in clauses 13.2(a) and (b) available to the Premises at all times reasonably required by the Tenant;

      (d) the Landlord's lift plant and equipment (if any) in the Premises in good working order.

      Subject to the Landlord complying with its obligations under clause 13.2 the Tenant may not claim compensation or damages or terminate this lease or stop or reduce payments under it because for any reason a Service is not available or is interrupted or fails or any part of the Landlord's Property breaks down or the Common Areas are not clean or secure.

13.2A The Landlord must:

      (a) where relevant use all reasonable endeavours to keep the Building and the Complex (but excluding the Existing Fitout) and all access paths to the Premises structurally sound and weatherproof; and

      (b)   insure the Building and the Complex for its replacement cost.

13.2B The Tenant must give the Landlord written notice giving details of any Service which is not functioning in accordance with the provisions of clause 13.2 or any blind which is faulty promptly it becomes aware of it.

13.2C The Landlord must ensure that the dock levellers, roller shutter doors and the warehouse link door are in good working order and fit for purpose at the Commencement Date and subject to the Tenant's obligations under clauses 9.1(a) and 11 the Landlord will comply with any notice issued by an Authority in respect of repairing these items except where such repair is necessitated by the act, negligence or default of the Tenant or the Tenant's Employees and Agents Rights.

13.3  The Landlord may:

      (a) carry out any works on the Land or in or to the Building (including alterations and redevelopment), or close or otherwise use the Common Areas; and

      (b) exclude or remove any person or vehicle from the Land or the Building; and

      (c) restrict access to loading docks, delivery and pick-up areas and parking areas; and

      (d) permit functions, displays and other activities in the Building or on the Land; and

      (e) install and use public address and emergency systems throughout the Building (including the Premises); and

      (f) change the direction or flow of pedestrian or vehicular traffic into, out of or through the Building; and

      (g)   change the name, logo of or signage of the Building; and

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                                                                   Page 34 of 59

      (h)   close the Building in an emergency; and

      (i) use, maintain, repair, alter and add to Services to or in the Premises; and

      (j) access the Premises for the purpose of complying with any of its obligations under this lease,

      provided that with respect to the rights referred to in paragraph (a),
      (c), (d), (f), (i) and (j) above the Landlord takes reasonable steps (except in emergency) to:

      (k)   minimise interference with the Tenant's Business;

      (l) ensure that there is no substantial interference to the Tenant's use and occupation of the Premises;

      (m) ensure that the Tenant's express rights under this lease are not materially derogated; and

      (n)   ensures that the Tenant has reasonable access to the Premises,

      and subject to the Landlord complying with this clause 13.3 the Tenant may not make any claim or abate any payment or terminate this lease if the Landlord exercises any of its rights under this clause 13.3.

TO ENTER

13.4 The Landlord may (in the company of a representative of the Tenant, if available) enter the Premises at reasonable times on reasonable notice to see if the Tenant is complying with its obligations under this lease or to do anything either party must or may do under this lease or which is necessary to comply with any law or the requirements of any Authority.

      If the Landlord decides there is an emergency, the Landlord may enter at any time without notice.

PROSPECTIVE TENANTS OR PURCHASERS

13.5  After giving reasonable notice, the Landlord may:

      (a) during the Term enter the Premises to show prospective purchasers through the Premises and display from the Premises a sign indicating that the Building is for sale; and

      (b) during the last six months of the Term show prospective tenants through the Premises and display from the Premises a sign indicating that the Building is or the Premises are available for lease.

ENFORCING RIGHTS

13.6 The Tenant acknowledges that the Landlord may enforce its rights against the Tenant whether or not the Landlord enforces its rights against other tenants or occupiers of the Building.

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                                                                   Page 35 of 59

TO DEAL WITH THE LAND

13.7 The Landlord may subdivide (including by strata or stratum) the Land or the Building or grant easements or other rights over it or the Premises unless:

      (a) the subdivision would have a materially adverse effect on the Tenant's Business or the Premises; or

      (b) after the subdivision the Tenant is required to pay an increased amount of Rent, Outgoings or any other charges, or to pay charges or other payments which the Tenant is not otherwise required to pay prior to the subdivision.

      If paragraphs (a) and (b) do not apply the Tenant must promptly sign all plans and other documents reasonably required by the Landlord to enable the Landlord to do those things.

CHANGE OF LANDLORD

13.8 If the Landlord deals with its interest in the Land (including by transfer or the grant of a head or concurrent lease) so that another person becomes landlord, the Landlord is released from any obligation under this lease arising after it ceases to be landlord provided that the Landlord at its own expense procures the transferee of the interest in the Land to sign any document reasonably required by the Tenant which gives it a direct contractual relationship with the Tenant.

LANDLORD MAY RECTIFY

13.9 The Landlord may do anything which the Tenant should have done under this lease but which it has not done or which the Landlord considers the Tenant has not done properly. The Tenant must promptly pay all reasonable expenses and costs incurred by the Landlord under this clause 13.9.

AGENTS

13.10 The Landlord may appoint agents or others to exercise any of its rights or perform any of its duties under this lease. Communications from the Landlord override those from the agents or others if they are inconsistent.

COMMON AREAS

13.11 Subject to this lease and the Rules, the Tenant and the Tenant's Employees and Agents may use the Common Areas:

      (a)   only for the purposes for which they are intended, and

      (b)   only during hours excluding those hours set out in item 10.

RULES

13.12 The Landlord may vary Rules or make Rules which do not materially derogate from the Tenant's express rights under this lease in connection with the operation, use and occupation of the Building. The Landlord must give the Tenant a notice about Rules the Landlord makes or changes.

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                                                                   Page 36 of 59

AUTHORITY

13.13 Any right of the Landlord under this lease may be exercised by a person authorised by the Landlord.

14    EXPIRY OR TERMINATION

TENANT TO VACATE

14.1 The Tenant must vacate the Premises on the earlier of the Expiry Date and the date this lease is terminated and, before vacating the Premises, unless otherwise required by the Landlord, the Tenant must Make Good.

IF TENANT'S PROPERTY NOT REMOVED

14.2 If the Tenant does not Make Good as required under clause 14.1 then, without affecting any of its other rights, the Landlord may after giving notice to the Tenant remove and store any fixtures, fittings, furnishings, cables, conduits, wires and other Tenant's Property and the Landlord may also Make Good. The Tenant must pay the Landlord on demand all costs and expenses incurred in doing these things and a fee equivalent to the sum of the Rent, the Cleaning Charge and the Outgoings payable by the Tenant for the preceding period of 12 months divided by 365 for each day that it does not Make Good to the extent the Landlord is deprived of access to or possession of the Premises or the Landlord is delayed in carrying out any works to the Premises or disrupted in the carrying out of any works to the Premises or is unable to relet the Premises.

14.3  The Landlord may elect not to do any of the things mentioned in clause
      14.2 in which case it will notify the Tenant that unless the Tenant does those things within 14 days of the date of the notice, then the things not removed from the Premises by the Tenant will be forfeited to the Landlord.

14.4 If the Tenant fails to comply with the notice referred to in clause 14.3, then the things mentioned in that clause will at the expiration of the 14 day period become the property of the Landlord.

14.5 On the day the Tenant must vacate the Premises, the Tenant must give the Landlord the keys, access cards and similar devices for the Building and the Premises held by the Tenant, the Tenant's Employees and Agents and any other person they have given them to.

15    HOLDING OVER

15.1 If the Tenant continues to occupy the Premises after the Expiry Date with the Landlord's approval, it does so under a monthly tenancy:

      (a) which either party may terminate on one month's notice ending on any day;

      (b)   at a rent which is the sum of:

            (i) one twelfth of the total of the Rent, the Cleaning Charge and the Outgoings payable by the Tenant for the preceding period of 12 months, and

            (ii)  3.5% of the amount calculated in clause 15.1(b)(i).

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                                                                   Page 37 of 59

            On the expiration of such monthly tenancy the Tenant must Make Good.

15.2 Subject to clause 15.1, the monthly tenancy is on the same terms as this lease except for those changes which:

      (a) are necessary to make this lease appropriate for a monthly tenancy (but any bond or bank guarantee required under this lease may not be reduced); or

      (b) the Landlord requires as a condition of giving its approval to the holding over including an increase in rent.

16    DAMAGE TO THE BUILDING OR PREMISES

16.1  Clauses 16.2 to 16.8 will apply if:

      (a) the Building is damaged so that the Premises are substantially unfit for the use of the Tenant or substantially inaccessible; and

      (b) the damage has not been caused (in whole or in part) by the act, neglect or default of the Tenant.

16.2 Despite clause 16.1, clauses 16.2 to 16.8 will apply even if the damage has been caused (in whole or in part) by the act, neglect or default of the Tenant or the Tenant's Employees and Agents provided the costs of making good the damage are paid by insurance cover which has been contributed to by the Tenant.

16.3 The Tenant is not liable to pay Rent and Outgoings for the period that the Premises cannot be used or are inaccessible. If the Premises are still useable but the useability is diminished because of the damage, the Tenant's liability to pay Rent is reduced in proportion to the reduction in useability.

16.4 Any dispute under this clause 16 as to the amount by which the Rent and Outgoings will reduce will be determined by a valuer who:

      (a)   is appointed in accordance with clause 3.5(a); and

      (b)   is qualified in accordance with clause 3.5(b) and (c); and

      (c)   acts as an expert and not as an arbitrator.

      The parties must each pay half the valuer's costs.

16.5  If:

      (a) the Tenant wants the Landlord to repair the damage and gives the Landlord a damage notice within one month after the Premises are damaged; and

      (b) within one month after receiving the damage notice the Landlord does not give the Tenant a restoration notice stating that the Landlord intends to repair the damage,

      then the Tenant may terminate this lease by giving a one month's notice to the Landlord.

16.6 If the Landlord does not repair the damage within a reasonable time not more than three months or such other time period as agreed by the parties after giving the restoration notice,

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                                                                   Page 38 of 59

      the Tenant may give the Landlord a termination notice stating that the Tenant will terminate this lease if the Landlord does not repair the damage within a reasonable time after receiving the termination notice.

16.7 If, in the Landlord's opinion, it is impractical or undesirable to repair the damage, then the Landlord may terminate this lease by giving a one month's notice to the Tenant.

16.8 If the Premises are totally destroyed, then either party may terminate this lease by giving one month's notice to the other.

16.9 Each party releases the other party from liability or loss arising from and costs incurred in connection with the termination of this lease under this clause 16 but not from any breach of this lease existing at the date of termination.

17    DEFAULT

ESSENTIAL TERMS

17.1 Each obligation of the Tenant to pay money and to provide security to the Landlord and its obligations under clauses 6, 8, 11 and 12 are essential terms of this lease. Other obligations under this lease may also be essential terms.

LANDLORD'S RIGHT TO TERMINATE

17.2 The Landlord may terminate this lease by giving the Tenant notice or by re-entry if the Tenant:

      (a)   repudiates its obligations under this lease; or

      (b)   does not comply with an essential term of this lease; or

      (c) does not comply with an obligation under this lease (which is not an essential term) and, in the Landlord's reasonable opinion:

            (i) the non-compliance can be remedied, but the Tenant does not remedy it to the Landlord's reasonable satisfaction within a reasonable time after the Landlord gives the Tenant notice to remedy it; or

            (ii)  the non-compliance cannot be remedied or compensated for; or

            (iii) the non-compliance cannot be remedied but the Landlord can be compensated and the Tenant does not pay the Landlord compensation satisfactory to the Landlord for the breach within 14 days after the Landlord gives the Tenant notice to pay it; or

      (d) an Insolvency Event occurs in respect of the Tenant or a guarantor of the Tenant's performance under this lease.

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                                                                   Page 39 of 59

RECOVERY OF MONEY

17.3 If this lease is terminated either under clause 17.2 or 17.8 without limiting its other rights under this lease, the Landlord may in its discretion:

      (a) at any time treat the event giving rise to that termination as a repudiation of this lease by the Tenant; and

      (b)   recover from the Tenant:

            (i) all arrears of money payable by the Tenant and any interest on that money calculated in each case to that date of termination; and

            (ii) all costs (including the Landlord's administration costs) incurred by the Landlord in rectifying any breaches by the Tenant of this lease; and

            (iii) all costs incurred by the Landlord in recovering any money or enforcing any security and, where applicable, in having a determination made under clause 17.3(b)(iv); and

            (iv) the Loss of Bargain Damage calculated in accordance with clause 17.5 and interest calculated in accordance with clause 17.6; and

            (v) all costs incurred by the Landlord for legal fees and expenses, marketing, agency fees and to Make Good.

17.4 The Tenant agrees subject to the terms of this lease or mutual agreement by the parties to terminate this lease that:

      (a) a fundamental assumption in the calculation of the Incentive was that this lease would continue until the Expiry Date;

      (b) the Landlord will suffer loss if this lease is terminated before the Expiry Date, as a result of the default of the Tenant or the Tenant's Employees and Agents , including that the Incentive was calculated on the basis of the assumption set out in clause 17.4(a); and

      (c) the Loss of Bargain Damage represents a genuine pre-estimate of the loss which will be suffered by the Landlord in relation to the Incentive and the early termination of this lease if it does not continue until the Expiry Date for any reason due to the Tenant's or the Tenant's Employees and Agents default.

17.5 The Landlord may notify the Tenant of the Landlord's determination of Loss of Bargain Damage. If the Tenant disputes the Landlord's notice determining the Loss of Bargain Damage by delivering a dispute notice within seven days after receiving the Landlord's notice, or if required by the Landlord, then the Loss of Bargain Damage must be calculated by an independent valuer appointed by the Landlord having the qualifications set out in clauses 3.5(b) and (c) who is to determine as an expert and not as an arbitrator the Loss of Bargain Damage and who is to include in making that determination amounts for changes in market conditions which in that valuer's opinion are proper and whose determination must be in writing and will be final and binding on the parties.

17.6 The Tenant must pay the Landlord the Loss of Bargain Damage together with interest on that amount calculated at the rate set out in item 7 from the date of termination up to and

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                                                                   Page 40 of 59

      including the date of payment. Payment must be made within seven days after the Landlord requires payment of that amount by notice given to the Tenant or, if the amount is determined by an expert under clause 17.5, within seven days after the Tenant is informed of the determination.

17.7 The rights and entitlements conferred on the Landlord by this clause 17 or their exercise:

      (a) do not restrict or prevent the Landlord from recovering loss or damage from the Tenant or from any security provided by or on behalf of the Tenant or from exercising any other right or remedy which the Landlord has or may acquire; and

      (b)   are not adversely affected by:

            (i) granting the Tenant any concession, indulgence, forbearance or time to pay; or

            (ii) any compounding or compromise reached or attempted to be reached with the Tenant; or

            (iii) any acceptance of any moneys by the Landlord whether paid by the Tenant or by any other person; or

            (iv) any postponement, non-exercise or alteration of any right or remedy available to the Landlord; or

            (v) any alteration to this lease agreed in writing by the Landlord; or

            (vi) the conversion of the term of this lease to a monthly tenancy under clause 17.8; or

            (vii) the Landlord re-taking possession of the whole or any part of the Premises by any means.

17.8 If any of the events specified in clause 17.2 occurs, the Landlord may by notice to the Tenant convert this lease into a monthly tenancy which may be terminated by the Landlord on one month's notice to the Tenant expiring on any date. That monthly tenancy is to be on the same terms and conditions as this lease (except for the term and any option to renew) and in particular the provisions of clauses 17.3 to 17.7 inclusive will apply as if this lease had been terminated without being first converted to a monthly tenancy.

17.9 All information given to the Tenant by the Landlord in connection with the Incentive is the Landlord's confidential information and the Tenant may not disclose it to any person without the Landlord's prior approval unless disclosure is required by law or is made to the Tenant's professional advisers.

17.10 This clause 17:

      (a)   continues after termination of this lease; and

      (b) does not limit any other right the Landlord may have under this lease following its termination; and

      (c) does not permit the Landlord to recover again any amount which has been recovered from the Tenant whether as Loss of Bargain Damage or otherwise.

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                                                                   Page 41 of 59

18    COSTS, CHARGES AND EXPENSES

      In connection with this lease and any document or matter in connection with it, the Tenant must pay promptly:

      (a)   for everything it must do; and

      (b)   all stamp duty and registration fees; and

      (c) on demand, the Landlord's reasonable costs, charges and expenses for obtaining any consents the Landlord must obtain before giving approvals, considering requests for approvals and exercising rights; and

      (d) all reasonable costs, charges and expenses in connection with works the Tenant carries out, including those incurred by the Landlord in considering, approving and supervising the works and those of modifying or varying the Building because of the works.

19    NOTICES

19.1  A notice or approval must be:

      (a)   in writing; and

      (b)   left at the address or sent to the facsimile number of the party in item 12, as varied by notice.

19.2 A notice or approval is taken to be given if sent by facsimile, on the next business day after it is sent unless the sender is aware that transmission is impaired.

20    MISCELLANEOUS

WAIVER AND VARIATION

20.1 A provision of or a right under this lease may not be waived or varied except in writing signed by whoever is to be bound.

20.2  If the Landlord:

      (a) accepts rent or any other money on any account (before or after termination); or

      (b) fails to exercise or delays exercising any right under this lease including under clause 17; or

      (c)   gives any concession or indulgence to the Tenant; or

      (d)   attempts to mitigate its loss,

      it is not a waiver of any breach or of the Landlord's rights under this lease. An attempt by the Landlord to mitigate its loss is not a surrender of this lease.

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                                                                   Page 42 of 59

APPROVALS

20.3 The Landlord may withhold or give conditionally or unconditionally its approval in its discretion unless this lease in a particular instance expressly says otherwise.

EXCLUSION OF STATUTORY PROVISIONS

20.4 The covenants, powers and provisions implied in leases by sections 84, 84A, 85 and 86 of the Conveyancing Act 1919 do not apply to this lease.

20.5 In this lease words used in any of the forms of words in the first column of part 2 of schedule 4 to the Conveyancing Act 1919 do not imply a covenant under section 86 of that act.

PRIOR BREACHES

20.6 Expiry or termination of this lease does not affect any rights in connection with a breach of this lease before then.

CAVEATS

20.7  The Tenant may not:

      (a) lodge a caveat on the title to the Land, except a caveat noting the Tenant's interest under this lease (if this lease is not registered but must be to ensure that it is enforceable against the Landlord's successors in title); or

      (b) allow a caveat lodged by a person claiming through the Tenant to remain on that title.

      If the Tenant lodges a caveat permitted by this clause 20.7, it must do everything necessary to permit registration of any dealing if its rights under this lease are not diminished. The Tenant must withdraw that caveat on the earlier of registration and expiry or termination of this lease.

WARRANTIES AND UNDERTAKINGS

20.8  The Tenant warrants that it:

      (a) has relied only on its own enquiries in connection with this lease and not on any representation or warranty by the Landlord or any person acting or seeming to act on the Landlord's behalf; and

      (b)   was made aware of the Rules then current when signing this lease.

20.9 The Tenant must comply on time with undertakings given by or on behalf of the Tenant in connection with this lease.

COUNTERPARTS

20.10 This lease may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.

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                                                                   Page 43 of 59

SEVERABILITY

20.11 If the whole or any part of a provision of this lease is void, unenforceable or illegal in a jurisdiction, it is severed for that jurisdiction. The remainder of this lease has full force and effect and the validity or enforceability of that provision in any other jurisdiction is not affected. This clause 20.11 has no effect if the severance alters the basic nature of this lease or is contrary to public policy.

21    BANK GUARANTEE

21.1 On or before the date the Tenant executes this lease, the Tenant must deliver the Bank Guarantee to the Landlord. The Bank Guarantee will be security for the performance by the Tenant under this Lease.

21.2 If the Tenant does not comply with any of its obligations under this lease, whether this lease is registered or not, then the Landlord may call on the Bank Guarantee without notice to the Tenant.

21.3 The parties agree that the amount in Item 13 of the Reference Schedule will remain unchanged for the duration of the Term subject to clause 23.2(f).

21.4 The Tenant's obligations under this clause 21 are essential terms of this lease.

22    GUARANTEE AND INDEMNITY

CONSIDERATION

22.1 The Guarantor gives this guarantee and indemnity in consideration of the Landlord agreeing to enter into this lease at the request of the Guarantor. The Guarantor acknowledges the receipt of valuable consideration from the Landlord for the Guarantor incurring obligations and giving rights under this guarantee and indemnity.

GUARANTEE

22.2 The Guarantor unconditionally and irrevocably guarantees to the Landlord the due and punctual performance and observance by the Tenant of its obligations:

      (a) under this lease, even if this lease is not registered or is found not to be a lease or is found to be a lease for a term less than the Term; and

      (b)   in connection with its occupation of the Premises,

      including the obligations to pay money.

INDEMNITY

22.3 As a separate undertaking, the Guarantor unconditionally and irrevocably indemnifies the Landlord against all liability or loss arising from, and any costs, charges or expenses incurred in connection with:

      (a)   the Tenant's breach of this lease; or

      (b)   the Tenant's occupation of the Premises,

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                                                                   Page 44 of 59

      including a breach of the obligations to pay money; or

      (c) a representation or warranty by the Tenant in this lease being incorrect or misleading when made or taken to be made; or

      (d)   a liquidator disclaiming this lease.

      It is not necessary for the Landlord to incur expense or make payment before enforcing that right of indemnity.

INTEREST

22.4 The Guarantor agrees to pay interest on any amount payable under this guarantee and indemnity from when the amount becomes due for payment until it is paid in full. The Guarantor must pay accumulated interest at the end of each month without demand. Interest is calculated on daily balances at the rate set out in item 7.

ENFORCEMENT OF RIGHTS

22.5 The Guarantor waives any right it has of first requiring the Landlord to commence proceedings or enforce any other right against the Tenant or any other person before claiming under this guarantee and indemnity.

CONTINUING SECURITY

22.6 This guarantee and indemnity is a continuing security and is not discharged by any one payment.

GUARANTEE NOT AFFECTED

22.7 The liabilities of the Guarantor under this guarantee and indemnity as a guarantor, indemnifier or principal debtor and the rights of the Landlord under this guarantee and indemnity are not affected by anything which might otherwise affect them at law or in equity including, but not limited to, one or more of the following:

      (a) the Landlord granting time or other indulgence to, compounding or compromising with or releasing the Tenant or any other Guarantor;

      (b) acquiescence, delay, acts, omissions or mistakes on the part of the Landlord;

      (c)   any transfer of a right of the Landlord;

      (d) the termination, surrender or expiry of, or any variation, assignment, subletting, licensing, extension or renewal of or any reduction or conversion of the Term of this lease;

      (e) the invalidity or unenforceability of an obligation or liability of a person other than the Guarantor;

      (f)   any change in the Tenant's occupation of the Premises;

      (g)   this lease not being registered;

      (h)   this lease not being effective as a lease;

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                                                                   Page 45 of 59

      (i)   this lease not being effective as a lease for the Term;

      (j) any person named as Guarantor not executing or not executing effectively this guarantee and indemnity;

      (k)   a liquidator disclaiming this lease.

SUSPENSION OF GUARANTOR'S RIGHTS

22.8  The Guarantor may not:

      (a) raise a set-off or counterclaim available to it or the Tenant against the Landlord in reduction of its liability under this guarantee and indemnity; or

      (b) claim to be entitled by way of contribution, indemnity, subrogation, marshalling or otherwise to the benefit of any security or guarantee held by the Landlord in connection with this lease; or

      (c)   make a claim or enforce a right against the Tenant or its property;
            or

      (d) prove in competition with the Landlord if a liquidator, provisional liquidator, receiver, administrator or trustee in bankruptcy is appointed in respect of the Tenant or the Tenant is otherwise unable to pay its debts when they fall due, until all money payable to the Landlord in connection with the lease or the Tenant's occupation of the Premises is paid.

REINSTATEMENT OF GUARANTEE

22.9 If a claim that a payment to the Landlord in connection with this lease or this guarantee and indemnity is void or voidable (including, but not limited to, a claim under laws relating to liquidation, administration, insolvency or protection of creditors) is upheld, conceded or compromised then the Landlord is entitled immediately as against the Guarantor to the rights to which it would have been entitled under this guarantee and indemnity if the payment had not occurred.

COSTS

22.10 The Guarantor agrees to pay or reimburse the Landlord on demand for:

      (a) the Landlord's costs, charges and expenses in making, enforcing and doing anything in connection with this guarantee and indemnity including, but not limited to, legal costs and expenses on a full indemnity basis; and

      (b) all stamp duties, fees, taxes and charges which are payable in connection with this guarantee and indemnity or a payment, receipt or other transaction contemplated by it.

      Money paid to the Landlord by the Guarantor must be applied first against payment of costs, charges and expenses under this clause 22.10 then against other obligations under this guarantee and indemnity.

22.11 The Landlord may assign its rights under this guarantee and indemnity.

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                                                                   Page 46 of 59

23    OPTION FOR A NEW LEASE

23.1 The Landlord must grant a new lease under this clause 23 on the Expiry Date to commence on the next day only if:

      (a) the Tenant gives the Landlord a notice stating that it wants a new lease of the Premises for the term first specified in item 15; and

      (b) the Landlord receives that notice within the period beginning on the day that is nine months before the Expiry Date and ending on the day that is six months before the Expiry Date; and

      (c) when the Tenant gives that notice, and from that time until the Expiry Date, the Tenant is not in breach of this lease or if in breach, that breach has been waived; and

      (d) the Tenant delivers to the Landlord before the Expiry Date a guarantee of or a guarantee of and an indemnity in connection with the Tenant's obligations under the new lease by the same person, or another person acceptable to the Landlord, on the same terms as any given in connection with the Tenant's obligations under this lease.

23.2  The new lease is to be on terms similar to this lease except that:

      (a) if particulars of more than one new lease are specified in item 15, the particulars of the new lease first specified are deleted from item 15; and

      (b) if the particulars of the new lease are the only particulars specified in item 15, this clause 23 and item 15 are deleted; and

      (c) the term, the commencement date, the expiry date and the redecoration requirements and dates are to be those first specified in item 15; and

      (d) the rent from the commencement date of the new lease is to be decided under clause 3 as if that date were a Rent Review Date (and in this regard clause 3.7 also applies); and

      (e) the new lease must reflect any variations to this lease which become effective during the Term; and

      (f) the amount in Item 13 of the Reference Schedule will be increased to reflect the amount of the rent from the commencement date of the new lease and the amount of the Tenant's Contribution payable from the commencement date of the new lease; and

      (g) clauses 28 to 30 (and any definitions which are only used in clauses 28, 29 or 30) and clause 13.2C are deleted; and

      (h) the definition of "Condition Report" is amended to reflect the date of and the person who prepared the report pursuant to clause 29; and

      (i) a new clause 13.2C is inserted as follows, "Subject to the Tenant's obligations under clauses 9.1(a) and 11 the Landlord will comply with any notice issued by an Authority in respect of repairing the dock levellers, roller shutter doors and the

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                                                                   Page 47 of 59

            warehouse link door except where such repair is necessitated by the act, negligence or default of the Tenant or the Tenant's Employees and Agents.

24    LICENSED AREAS

24.1 The Landlord as a separate right incidental to the rights granted under this lease agrees to licence to the Tenant during the Term and any period of holding over the right to use up to that number of car parking spaces on the Land described in item 16(a) located on that part of the Land as may be designated for the purpose of car parking by the Landlord from time to time on the following conditions:

      (a) The Tenant and the Tenant's Employees and Agents must park only in those car parking spaces which are designated from time to time by the Landlord and the Tenant acknowledges that the Landlord shall from time to time by notice in writing given to the Tenant be entitled to reallocate the locations of the car parking spaces which the Tenant is entitled to use;

      (b) The Tenant agrees with the Landlord that the Landlord shall not at any time or in any way be liable or responsible for and the Landlord is released from and shall be indemnified by the Tenant against any liability or responsibility for any loss, damage, injury or death which may be sustained or suffered by the Tenant or the Tenant's Employees and Agents as a result of any exercise of the rights and entitlements granted to the Tenant to use or gain access to or egress from the car parking spaces except to the extent such loss, damage, injury or death is caused by the Landlord's negligence, negligent act or breach of this lease;

      (c) The Tenant and the Tenant's Employees and Agents shall have the right of access to and egress from the car parking spaces by the use of such driveways entrances and exits as shall from time to time be directed by the Landlord and the Tenant acknowledges:

            (i) such rights of access and egress shall be exercised in common with other occupiers of the Land and all other persons authorised from time to time by the Landlord, and

            (ii) the Landlord shall be entitled at any time and from time to time to alter or re-direct such driveways entrances and exits provided that in doing so the Landlord does not materially derogate from the Tenant's express rights under this clause 24;

      (d) All of the agreements on the part of the Tenant contained in this lease for the benefit of the Landlord shall extend and apply to the Tenant's use of the car parking spaces and any breach by the Tenant of the terms of the licence conferred by this clause shall constitute a breach by the Tenant of its obligations under the Lease;

      (e) The Tenant shall ensure that the car parking spaces are used for the purposes of parking motor cars only and the Tenant shall not permit the Tenant's Employees and Agents to clean, wash, grease, oil, repair any motor vehicles in the car parking spaces or at any time on the Land or use the car parking spaces for any purpose other than parking motor cars;

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                                                                   Page 48 of 59

      (f) The rights conferred by this clause on the Tenant are acknowledged by the parties to be solely contractual and nothing in this clause shall create or confer upon the Tenant any estate or interest of a proprietary possessory or exclusive nature in or over any of the car parking spaces or any particular part of the Land;

      (g) The Licence conferred by this clause may be terminated immediately by the Landlord should the Tenant default in the performance of any of the terms of this clause or in default of the Tenants other obligations under this lease;

      (h) The rights of the Landlord to make or vary Rules pursuant to this Lease shall extend to the use by the Tenant of car parking areas associated with the Land and all means of access to and egress from those areas;

      (i) If at any time any charge or levy is imposed on the provision or use of any part of the car parking areas by any Authority or pursuant to any law then the Tenant shall pay or reimburse to the Landlord on demand all such amounts as are in the opinion of the Landlord referable to those car parking spaces as are licensed to be used by the Tenant;

      (j) In addition to all other moneys payable by the Tenant pursuant to this lease the Tenant shall pay a monthly car parking licence fee as described in item 16(b) and as may be required to be increased in accordance with the provisions of item 16(c).

24.2 Should the Tenant or any of the Tenant's Employees or Agents park or leave any motor vehicle in any place in which the Landlord may from time to time prohibit parking then the Landlord may at any time cause that vehicle to be moved at the cost expense and risk (as to any loss or damage however caused) of the Tenant.

24.3 The Landlord as a further separate right incidental to the rights granted under this Lease agrees to licence to the Tenant during the term and any period of holding over the right to use in common with other tenants, occupiers and users of the Complex and the Building the licensed area described in Item 16(e) for the purposes of installation of supplementary air conditioning plant and equipment approved in writing by the Landlord to be installed in the Licensed Area on the following conditions:

      (a) the Tenant agrees with the Landlord that the Landlord shall not at any time or in any way be liable or responsible for an the Landlord is released from and shall be indemnified by the Tenant against any liability or responsibility for any loss, damage, injury or death which may be sustained or suffered by the Tenant or the Tenant's employees or agents as a result of any exercise of the rights and entitlements granted to the Tenant to use the Licensed Area except to the extent such loss, damage, injury or death is caused by the Landlord's negligence, negligent act or breach of this lease;

      (b) all of the agreements on the part of the Tenant contained in this lease for the benefit of the Landlord shall extend and apply to the Tenant's use of the Licensed Area and any breach by the Tenant of the terms of the licence conferred by this clause shall constitute a breach by the Tenant of its obligations under the Lease;

      (c) the rights conferred by this clause on the Tenant are acknowledged by the parties to be solely contractual and nothing in this clause shall create or confer upon the

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                                                                   Page 49 of 59

            Tenant any estate or interest of a proprietary possessory or exclusive nature in or over any of the Licensed Area;

      (d) the Licence conferred by this clause may be terminated immediately by the Landlord should the Tenant default in the performance of any of the terms of this clause or in default of the Tenants other obligations under this lease; and

      (e) the rights of the Landlord to make or vary Rules pursuant to this Lease shall extend to the use by the Licensed Area and all means of access to and egress from those areas.

25    GOODS AND SERVICES TAX

25.1 Capitalised expressions which are not defined in this clause but which have a defined meaning in the GST Law have the same meaning in this clause.

25.2  In this Lease:

      GST AMOUNT means, in relation to a Payment, an amount arrived at by multiplying the Payment (or the relevant part of a Payment if only part of a Payment is the consideration for a Taxable Supply) by the appropriate rate of GST (being 10% when the GST Law commenced) or any lower rate notified from time to time by the person making the relevant Supply;

      GST LAW has the meaning given to that term in A New Tax System (Goods and Services Tax) Act 1999, or, if that Act is not valid or does not exist for any reason, means any Act imposing or relating to the imposition or administration of a goods and services tax in Australia and any regulation made under that Act;

      PAYMENT means the amount of any monetary consideration (other than a GST Amount payable under this clause), and the GST Exclusive Market Value of any non-monetary consideration paid or provided by the Tenant for this Lease or by the Landlord or the Tenant for any other Supply made under or in connection with this Lease and includes any Rent, Tenant's Contribution for Outgoings and amount payable by way of indemnity, reimbursement, compensation or damages.

25.3  The parties agree that:

      (a) all Payments have been set or determined without regard to the impact of GST;

      (b) if the whole or any part of a Payment is the consideration for a Taxable Supply, the GST Amount in respect of the Payment must be paid to the payee as an additional amount concurrently with the Payment; and

      (c) the payee will provide to the payer a Tax Invoice on or before the date for payment.

      (d) Despite any other provision of this Lease, if a Payment due under this Lease (including any Tenant's Contribution for Outgoings) is a reimbursement or indemnification by one party of an expense, loss or liability incurred or to be incurred by the other party, the Payment shall exclude any GST forming part of the amount to be reimbursed or indemnified for which the other party can claim an Input Tax Credit.

26    ACKNOWLEDGEMENTS

RESPONSIBLE ENTITY

26.1 Deutsche Asset Management (Australia) Limited (ABN 11 076 098 596) (the Responsible Entity) enters into this Lease in its capacity as responsible entity of the Deutsche Industrial Trust (the Trust).

PERPETUAL AS AGENT

26.2  (a)   The Responsible Entity has appointed Perpetual Trustee Company
            Limited (ABN 42 000 001 007) (Perpetual) as its agent to hold the assets of the Trust on behalf of the Responsible Entity in accordance with a custody agreement dated 1 March 2002 between Perpetual and the Responsible Entity (the Custody Agreement).

      (b)   The parties agree that:

            (i) any reference to Perpetual as Landlord in this Lease means Perpetual in its capacity as custodian of assets of the Trust and as agent for the Responsible Entity; and

            (ii) any act or omission of Perpetual in respect of this Lease in its capacity as agent for the Responsible Entity is taken to have been done (or failed to have been done) by the Responsible Entity.

      (c) The parties acknowledge and agree that Perpetual is bound to comply with the obligations of the Landlord (whether express or implied) under this Lease (the Landlord's Obligations) only to the extent that it is properly instructed by the Responsible Entity, or is otherwise required under the terms of the Custody Agreement.

RESPONSIBLE ENTITY AS PRINCIPAL

26.3  (a)   The Responsible Entity:

            (i) agrees that it is bound by all of the Landlord's Obligations as if every reference in this Lease to Landlord was a reference to the Responsible Entity; and

            (ii) will properly instruct Perpetual to comply with any Landlord's Obligation to the extent that only Perpetual can perform the relevant Landlord's Obligation.

      (b) Any Landlord's Obligation is discharged if it is complied with by either the Responsible Entity or Perpetual.

      (c) Any duty or obligation of the Tenant under this Lease is discharged if it is complied with in favour of either the Responsible Entity or Perpetual.

LIMITATION OF PERPETUAL'S LIABILITY

26.4  (a)   Perpetual enters into this Lease only as agent of the Responsible
            Entity. Perpetual can only act in accordance with the terms of the Custody Agreement under which it is appointed as the Responsible
            Entity's agent and is not liable under any circumstances to any party under this Lease except as expressly provided for under clause 26.4(c). This limitation of Perpetual's liability applies despite any other provision of this Lease other than clause 26.4(c) and extends to all liabilities and obligations of Perpetual in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Lease.

      (b) Perpetual is not obliged to do or refrain from doing anything under this Lease (including, without limitation, incur liability) unless Perpetual's liability is limited in the same manner as set out in clause 26.4(a).

      (c) Nothing in this clause 26.4 limits the liability of Perpetual in respect of any loss, cost, damage or expense suffered or incurred by the Tenant to the extent that it arises from:

            (i)   any breach by Perpetual of its obligations under clause
                  26.2(c);

            (ii) the fraud, default or negligence of Perpetual or Perpetual acting or refraining from acting in breach of the Custody Agreement; or

            (iii) any breach of any warranty or representation contained in the
                  Custody Agreement which is given or deemed to be given by Perpetual personally in respect of itself.

LIMITATION OF RESPONSIBLE ENTITY'S LIABILITY

26.5  The parties acknowledge and agree that:

      (a) the Responsible Entity enters into this Lease in the capacity stated in clause 26.1 and in no other capacity;

      (b) except in the case of any liability of the Responsible Entity under or in respect of this Lease resulting from the Responsible Entity's own fraud, negligence or breach of trust, the recourse for any person to the Responsible Entity in respect of any obligations and liabilities of the Responsible Entity under or in respect of this Lease is limited to the Responsible Entity's ability to be indemnified from the assets of the Trust; and

      (c) if any party (other than the Responsible Entity) does not recover the full amount of any money owing to it arising from non-performance by the Responsible Entity of any of its obligations, or non-payment by the Responsible Entity of any of its liabilities, under or in respect of this Lease by enforcing the rights referred to in clause 26.5(b), that party may not (except in the case of fraud, negligence or breach of trust by the Responsible Entity) seek to recover the shortfall by:

            (i) bringing proceedings against the Responsible Entity in its personal capacity; or

            (ii)  applying to have the Responsible Entity wound up.

OVERRIDE

26.6 This clause 26 applies despite any other provision of this Lease or any principle of equity or law to the contrary.

27    ACCESS

27.1 Subject to the provisions of this lease (including but not limited to clauses 4.8 and 13), the Tenant may have access to the Premises during the Term (and any holding over under clause 15), 24 hours a day, 7 days a week, 52 weeks a year.

28    EARLY ACCESS

ACCESS

28.1 Provided the Landlord has vacant possession of Warehouse 1 or the Balance Warehouse (as the case may be) the Landlord will allow the Tenant access to that part of the Premises previously occupied by Harvey Norman ("WAREHOUSE 1") or the Balance Warehouse (as the case may be) by the First Access Date for the Permitted Use until the Commencement Date ("FIRST LICENCE PERIOD") and to the Balance Warehouse by the Second Access Date for the Permitted Use until the Commencement Date ("SECOND LICENCE PERIOD") subject to:

      (a) the Landlord's works being completed to a stage where, as reasonably determined by the Landlord, it is feasible to permit the Tenant access to Warehouse 1 or the Balance Warehouse (as the case may be) having regard to the extent of the Landlord's Works to be completed and the Landlord's obligations under clause 21 of the Fitout Deed;

      (b) the Tenant having complied with either clause 6.1 or 6.3 of this lease; and

      (c)   the Bank Guarantee having been delivered to the Landlord;

      (d) the Tenant's access not causing delay to the programme for the Landlord's Works.

OBLIGATIONS

28.2 From the First Access Date or the Second Access Date (as the case may be), the Tenant must during the Licence Period, at its cost:

      (a) comply with all laws and all directions of any relevant Authority in any way relating to the Tenant's access;

      (b) comply with any reasonable safety restrictions or requirements imposed by the Landlord in relation to the time, duration and means of the Tenant's access; and

      (c) comply with the provisions of this lease to the extent that they can apply and are not contrary to this clause 28.

LICENCE FEE

28.3  The Tenant must during the Licence Period pay to the Landlord on demand:

      (a) with respect to the occupation of Warehouse 1 a daily licence fee equal to $575.34;

      (b) with respect to Balance Warehouse a daily licence fee equal to $773.68; and

      (c) the costs of all utilities consumed by the Tenant in Warehouse 1 or the Balance Warehouse (as the case may be).

NO DELIVERY OF POSSESSION

28.4 The right of access given under clause 28.1 is not a delivery of possession of the Premises to the Tenant, does not affect the Commencement Date and the Tenant may not prevent any person authorised by the Landlord from entering any part of the Premises provided that the Landlord has given reasonable notice (except in the case of emergencies) to the Tenant with respect to such access and is accompanied, if practicable, by a Tenant's representative.

RISK, RELEASE AND INDEMNITY

28.5  (a)   The use by the Tenant of Warehouse 1 or the Balance Warehouse (as
            the case may be) and the Complex before the Commencement Date is at the Tenant's risk.

      (b)   The Tenant releases the Landlord from liability in respect of any:

            (i) claim or loss relating to any property of the Tenant or any other person; and

            (ii) the Tenant's use and occupation of Warehouse 1 and the Balance Warehouse; and

            (iii) damage, death or injury occurring,

            in or on Warehouse 1 or the Balance Warehouse (as the case may be) or the Complex prior to the Commencement Date except to the extent the claim, loss, damage, death or injury is caused by the negligence of the Landlord.

      (b) The Tenant indemnifies the Landlord against all claims, losses and damages for which the Landlord suffers or for which the Landlord will or may be or become liable in respect of or arising directly or indirectly from any loss, damage or injury to property or person caused or contributed to by:

            (i)   any wilful or negligent act or omission;

            (ii) the Tenant's use and occupation of Warehouse 1 and the Balance Warehouse;

            (iii) any default under this clause 28; and/or

            (iv) the use of Warehouse 1 or the Balance Warehouse (as the case may be) and the Complex prior to the Commencement Date,

            by or on the part of the Tenant or the Tenant's Employees and Agents except to the extent caused by the negligence, negligent act or breach of this lease of or by the Landlord.

28.6  LICENCE PERIOD TRIGGER

      The First Licence Period or the Second Licence Period, as the case may be, commences when the Tenant or the Tenant's Employees and Agents commence using and accessing any part of Warehouse 1 or the Balance Warehouse, as the case may be, notwithstanding that the Tenant may be occupying only part of or a very small portion of Warehouse 1 or the Balance Warehouse (as the case may be) the full amount of the applicable licence fee applicable to Warehouse 1 or the Balance Warehouse (as the case may be) as set out in clause 28.3 will be payable by the Tenant. For the removal of any doubt if the Tenant is occupying Warehouse 1 pursuant to this clause 28 and any part of Tenant's Property, equipment, items, goods or wares or any Tenant's Employees and Agents are on any part of the Balance Warehouse, even if for a temporary or short period, then the Second Licence Period will be deemed to have commenced and the Tenant will be liable to pay the licence fee with respect to the Balance Warehouse stipulated in clause 28.3. Despite any other term, use and access for the sole purpose of constructing additional toilets in the warehouse area or the carrying out of any minor Tenant's Works and fitout will not constitute use and access for the purpose of this clause 28 so as to trigger the Tenant's liability pay the licence fee.

28.7  OFFICE ACCESS

      The Landlord will allow the Tenant access to the office area of the Premises ("OFFICE AREA") by the First Access Date for the Permitted Use until the Commencement Date subject to:

      (a) the Landlord's Works being completed to a stage where, as reasonably determined by the Landlord, it is feasible to permit the Tenant access to the Office Area having regard to the extent of the Landlord's Works to be completed and the Landlord's obligations under clause 21 of the Fitout Deed;

      (b) clauses 28.1(b) and (c) having been complied with and clause 28.1(d) not being applicable.

28.8  OFFICE AREA PROVISIONS

      The provisions of clauses 28.2, 28.4, 28.5 and 28.6 apply to the Tenant's access to and use and occupation of the Office Area pursuant to clause
      28.7 mutatis mutandis.

28.9  COOPERATION

      The parties must act in good faith to:

      (a) agree and implement procedures which will enable the Landlord's Works and the Tenant's Works to be conducted in an integrated manner and with minimal disruption; and

      (b) resolve any disputes that arise in relation to the sharing of time, space and facilities for the conduct of those works.

29    CONDITION REPORT

29.1 Within one month after the Commencement Date the parties must commission a report to be prepared which details the condition of the Premises as at the Commencement Date. The costs of commissioning such report are to be paid for by the parties in equal shares. If one party fails to participate in the commissioning of the report then the other party may commission the report but the costs of such report are still to be paid for equally by the parties.

30    CONDITION PRECEDENT

30.1 Despite any other term of this lease, this lease is conditional on the Tenant at its cost obtaining the Use Consent from the relevant Authority on terms satisfactory to the Tenant acting reasonably.

30.2 If the Tenant receives a notice of determination granting Use Consent from the Authority, then the Tenant must within 5 Business Days of the Tenant's receipt of that determination provide a copy of the determination to the Landlord and subject to clause 28.3 on receipt of the development consent by the Tenant this lease becomes unconditional.

30.3  If:

      (a) the Tenant has not received a notice of determination granting Use Consent from the Council under the development application on or before 1 November 2004 or such other date as the parties may agree;

      (b)   the Authority refuses the Tenant's proposed use; or

      (c) the development application is approved but despite any other conditions there is a condition restricting the hours of use which is not acceptable to the Tenant acting reasonably,

      then the Tenant must on or before 5pm on that date being the earlier of 10 Business Days from the date the Tenant receives the determination and 2 November 2004 or such other date as the parties agree either:

      (d)   by notice in writing to the Landlord terminate this Lease; or

      (e) by notice in writing to the Landlord affirm the Lease by waiving the benefit of this clause 30.

30.4 If the Tenant fails to do either of the things referred to in clause 30.3(d) or (e) by the relevant timeframe then the Tenant will be deemed to have affirmed this lease by waiving the benefit of clause 30.

30.5 The parties agree and acknowledge that where this Lease is terminated in accordance with the terms of clause 30.3, then subject to any antecedent breaches and the Tenant's compliance with clause 14 neither party shall be liable to the other to pay compensation, damages, costs or expenses to the other.

30.6 Upon request by the Landlord the Tenant must provide the Landlord, at the Tenant's cost, with copies of all correspondence to and from the relevant Authority with respect to the Use Consent and must inform the Landlord and give the Landlord reasonable details of all discussions and negotiations with the relevant Authority in relation to the Use Consent.

31    CAFETERIA FACILITY

31.1 Whilst the Landlord elects to provide a cafeteria facility within the Complex the Landlord will use its reasonable endeavours to ensure that the cafeteria facility is available for use by tenants of the Complex.

32    AGREEMENT FOR LEASE/LICENCE

32.1 At any time during the Term the Tenant may give Landlord 25 Business Days written notice that the Tenant requires the Landlord to provide the Tenant with access to and use of the Generator Premises.

32.2 Provided that this lease has not terminated and the Landlord or the Tenant have the approval of any relevant Authority, if required, the Landlord must grant the Tenant a lease or licence, as the case may be, of the Generator Premises on the same terms and conditions as this lease ("GENERATOR LEASE").

32.3 The Generator Lease must be interdependent with this lease in that if either this lease or the Generator Lease terminates then the Generator Lease or the lease as the case may be also terminates.

32.4 The term of the Generator Lease will commence on the date the Generator Lease is signed by the Tenant and terminate on the same day as this lease terminates.

32.5 The annual rent/licence fee payable under the Generator Lease will be calculated by the number of car parking spaces or part thereof occupied by the Generator Premises on an area basis multiplied by the annual car parking licence fee payable with respect to undercover car spaces pursuant to this lease. For example, if the Generator Premises occupy the equivalent of two and half car parking spaces then the rent/licence fee payable in respect of the Generator Lease will be three multiplied by the annual car parking licence fee per car parking space payable under this lease.

Execution page

We certify this dealing to be correct for the purposes of the Real Property Act 1900.

DATE:

EXECUTION by PERPETUAL TRUSTEE COMPANY
LIMITED (ABN 42 000 001 007)

Executed by Perpetual Trustee                           /s/ Tanya Lee Cox
Company Limited (ABN 42 000 001                         -----------------------
007) by its Attorneys pursuant to                       Attorney
Power of Attorney dated 12/11/03
Registered Book 4409 No. 15 in the
presence of:                                               TANYA LEE COX
                                                        -----------------------
                                                        Name

/s/ Dianne Lee Ellis
------------------------
Witness

                                                        /s/ Goran Ujdur
                                                        -----------------------
                                                        Attorney

     DIANNE LEE ELLIS
------------------------
Name

                                                            GORAN UJDUR
                                                        -----------------------
                                                        Name

By executing this document, the Attorneys state that they have had no notice of the Power of Attorney being revoked.

EXECUTION by DEUTSCHE ASSET MANAGEMENT
(AUSTRALIA) LIMITED (ABN 11 076 098 596

Executed by Deutsche Asset                              /s/ Tanya Lee Cox
Management (Australia) Limited (ABN                     -----------------------
11 076 098 596) by its Attorneys                        Attorney
pursuant to Power of Attorney dated
4/6/04 Registered Book 4429 No. 292
in the presence of:                                         TANYA LEE COX
                                                        -----------------------
                                                        Name

/s/ Dianne Lee Ellis
------------------------
Witness

                                                        /s/ Goran Ujdur
                                                        -----------------------
                                                        Attorney

     DIANNE LEE ELLIS
------------------------
Name

                                                           GORAN UJDUR
                                                        -----------------------
                                                        Name

By executing this document, the Attorneys state that they have had no notice of the Power of Attorney being revoked.

EXECUTED by BRIGHTPOINT                                  )
AUSTRALIA PTY LTD (ABN 32 075 244 870)                   )
in accordance with s.127 of the Corporations Act         )
2001 by:                                                 )
                                                         )

/s/ Paul A. Ringrose                             /s/ R. Bruce Thomlison
-----------------------------------------        ----------------------------------------
Signature of authorised person                   Signature of authorised person

DIRECTOR/SECRETARY                               DIRECTOR
-----------------------------------------        ----------------------------------------
Office held                                      Office held

Paul A. Ringrose                                 R. Bruce Thomlison
-----------------------------------------        ----------------------------------------
Name of authorised person (block letters)        Name of authorised person (block letters)

ANNEXURE 1 RULES

                  These are the Rules referred to in the lease

                  between:

                  PERPETUAL TRUSTEE COMPANY LIMITED

                  ABN 42 000 001 007

                  and:

                  BRIGHTPOINT AUSTRALIA PTY LTD

                  ABN 32 075 244 870

                  dated

                  of the premises known as Office 2, Ground Floor, Office 2, Level 3 and Warehouse 1 all at South Wing, 2 Minna Close, Belrose

The provisions of the lease apply to these Rules.

I.    The Tenant may not:

      A. smoke in the Building or in any place in which smoking is at any time not permitted by law or which is or may be a nuisance or injurious to the health or well being of any person;

      B. put up signs, notices, advertisements, blinds or awnings, antennae or receiving dishes or install vending or amusement machines without the Landlord's approval in writing;

      C.    hold auction, bankrupt or fire sales in the Premises;

      D.    keep an animal or bird on the Premises;

      E. use a business name which includes words connecting the business name with the Building without the Landlord's approval in writing;

      F. remove floor coverings from where they were originally laid in the Premises without the Landlord's approval in writing;

      G. do anything to the floor coverings in the Building which affects any guarantee in connection with them if the Landlord has given the Tenant a notice setting out the relevant terms of the guarantee;

      H. use any method of heating, cooling or lighting the Premises other than those provided or approved by the Landlord;

      I.    use the escalators or passenger lifts to carry goods or equipment;

      J. operate a musical instrument, radio, television or other equipment that can be heard outside the Premises;

      K. throw anything out of any part of the Building or down lift or light wells;

      L. move heavy or bulky objects through any part of the Complex in such a way as may damage or be likely to damage any part of the structure or finished surfaces of the Complex;

      M.    obstruct or interfere with:

            1. windows in the Premises except by internal blinds or curtains approved by the Landlord;

            2. any air vents, air conditioning ducts or skylights in the Premises; or

            3.    the Common Areas; or

      N.    interfere with directory boards provided by the Landlord;

      O. park or permit or suffer any of the Tenant's Employees and Agents to park or leave any motor or other vehicle in any place in which the Landlord may from time to time prohibit parking; and

      P. store or permit any item to be left outside the Premises without the prior approval in writing of the Landlord.

II.   The Tenant must:

      A. put up signs in the Premises prohibiting smoking if required by the Landlord;

      B. if the Landlord approves the Tenant's use of a business name which is connected with the Building, terminate any right it has to use that business name on the date it must vacate the Premises;

      C. secure the Premises when they are unoccupied and comply with the Landlord's directions about Building security;

      D. if there are directory boards, submit the form in which it requires its name and description to appear on them to the Landlord for its approval, make whatever changes the Landlord reasonably requires and pay the Landlord on demand the cost of placing that information on the directory boards;

      E. comply with any directions of the Landlord in connection with the disposal of or recycling of rubbish; and

      F. comply with loading and unloading regulations for the Complex which may be advised by the Landlord to the Tenant in writing from time to time.

                                      DEED

                             DATED 20 September 2004

                                     BETWEEN

                        PERPETUAL TRUSTEE COMPANY LIMITED
                               ABN 42 000 001 007
                                ("the Landlord")

                                       AND

                  DEUTSCHE ASSET MANAGEMENT (AUSTRALIA) LIMITED
                               ABN 11 676 098 596
                           ("the Responsible Entity")

                                       AND

                        BRIGHTPOINT AUSTRALIA PTY LIMITED
                               ABN 32 075 244 870
                                 ("the Tenant")

                                 [LAWYERS LOGO]

               Level 8 Angel Place 123 Pitt Street Sydney NSW 2000
                    GPO Box 983 Sydney NSW 2001 DX 101 Sydney
                      Tel 61 2 8233 9500 Fax 61 2 8233 9555
                                www.dbglaw.com.au
                                Ref: cwb/3204436

                               TABLE OF CONTENTS

1. DEFINITIONS AND INTERPRETATION                           1

2. TENANT'S PLANS AND SPECIFICATIONS                        3

3. BUILDING APPROVAL AND OTHER APPROVALS                    4

4. TENANT'S WORKS                                           5

5. CONTRIBUTION                                             6

6. DISPUTE DETERMINATION                                    7

7. SURVEY OF LETTABLE AREA AND COMPLETION OF LEASE          8

8. BANK GUARANTEE AND LEASE                                 8

9. ACKNOWLEDGEMENTS                                         9

10. NOTICES                                                10

11. SEVERANCE                                              11

12. ENTIRE DEED                                            11

13. AMENDMENT                                              11

14. ASSIGNMENT                                             11

15. NO WAIVER                                              11

16. NO MERGER                                              11

17. STAMP DUTY AND COSTS                                   11

18. GST                                                    12

19. GOVERNING LAW                                          12

20. CONFIDENTIALITY                                        12

21. LANDLORD'S WORKS                                       13

22. ADDITIONAL AREA                                        13

SCHEDULE                                                   15

THIS DEED is made on the 20th day of September 2004

BETWEEN

PERPETUAL TRUSTEE COMPANY LIMITED ABN 42 000 001 007 of 39 Hunter Street, Sydney, New South Wales ("THE LANDLORD")

AND

DEUTSCHE ASSET MANAGEMENT (AUSTRALIA) LIMITED ABN 11 676 098 596 of Level 21, 83 Clarence Street, Sydney, New South Wales ("THE RESPONSIBLE ENTITY")

AND

BRIGHTPOINT AUSTRALIA PTY LIMITED ABN 32 075 244 870 of Unit 1, 9 Rodborough Road, Frenchs Forest, New South Wales ("THE TENANT")

RECITALS

A.    The Landlord is the owner of the Building.

B. The Tenant will prepare the Tenant's Plans and Specifications and carry out the Tenant's Works in accordance with this Deed.

THIS DEED WITNESSES:

1.    DEFINITIONS AND INTERPRETATION

1.1   DEFINITIONS

      The following definitions apply to this Deed and the Recitals unless the context requires otherwise:

      APPROVALS means all necessary approvals, consents permissions and licences of all relevant Authorities which must be obtained to carry out the Tenant's Works.

      AUTHORISED OFFICER means:

      (a) in respect of the Tenant, any director or secretary, or any person from time to time nominated as an Authorised Officer by the Tenant by a notice to the Landlord accompanied by specimen signatures of all new persons so appointed; and

      (b) in respect of the Landlord, any person whose title or acting title includes the word MANAGER or similar expressions, or any secretary or director.

      AUTHORITY includes:

      (a) any government in any jurisdiction, whether federal, state, territorial or local;

      (b)   any provider of public utility services, whether statutory or not;
            and

      (c) any other person, authority, instrumentality or body having jurisdiction, rights, powers, duties or responsibilities over the Building, the Premises or any part of them or anything in relation to them (including, without limitation, the Insurance Council of Australia).

      BANK GUARANTEE has the meaning given under the Lease.

      BUILDING has the meaning given under the Lease.

      BUILDING APPROVAL means the building approval obtained, or to be obtained, by the Tenant under clause 3.1 to permit the construction of the Tenant's Works.

      CLAIM includes any claim, demand, remedy, suit injury, damage, loss, Cost, liability, action proceeding, right of action, claim for compensation and claim for abatement of rent obligation.

      COMMENCEMENT DATE has the meaning given under the Lease.

      CONSULTANT has the meaning given in clause 6.1.

      CONTRIBUTION means $525,000.00.

      COST includes any cost, charge, expense, outgoing, payment or other expenditure of any nature (whether direct, indirect or consequential and whether accrued or paid), including where appropriate all legal fees.

      EXCLUDED ITEMS means those items marked with an "E" in the schedule to this Deed.

      EXISTING FITOUT has the meaning given that expression in the Lease.

      INCENTIVE has the meaning given under the Lease.

      LANDLORD'S EMPLOYEES means each of the Landlord's employees, officers, agents, contractors and invitees.

      LANDLORD'S PROPERTY has the meaning given under the Lease.

      LANDLORD'S WORKS means the work described in the schedule attached to this Deed.

      LAW includes any requirement of statute, rule, regulation, proclamation, ordinance or by-law, present or future and whether state, federal or otherwise.

      LEASE means the lease of the Premises between the Landlord and the Tenant dated on or about the date of this Deed.

      LETTABLE AREA has the meaning given under the Lease.

      LIQUIDATION includes liquidation, official management, receivership, compromise, arrangement, amalgamation, administration, reconstruction, winding up, dissolution, assignment for the benefit of creditors, arrangement or compromise with creditors, bankruptcy or death.

      MAKE GOOD has the meaning given under the Lease.

      OTHER APPROVALS means the approvals to be obtained by the Tenant (other than the Building Approval) to permit the construction of the Tenant's Works.

      PREMISES means Office 102, Ground Floor, Office 302, Level 3 and Warehouse 1 all at South Wing, 2 Minna Close, Belrose.

      PROPERTY COUNCIL means the Property Council of Australia Limited (New South Wales Division).

      TENANT'S EMPLOYEES means each of the Tenant's employees, officers, agents, contractors and invitees.

      TENANT'S PLANS AND SPECIFICATIONS means the plans and specifications for the Tenant's Works referred to in clause 2.1.

      TENANT'S WORKS means all work to be undertaken by or on behalf of the Tenant in accordance with the Tenant's Plans and Specifications.

1.2   INTERPRETATION

      HEADINGS are for convenience only and do not affect interpretation. The following rules of interpretation apply unless the context requires otherwise.

      (a)   The SINGULAR includes the plural and conversely.

      (b)   A GENDER includes all genders.

      (c) Where a WORD or PHRASE is defined, its other grammatical forms have a corresponding meaning.

      (d) A reference to a PERSON includes a body corporate, an unincorporated body or other entity and conversely.

      (e) A reference to CLAUSE, SUBCLAUSE, PARAGRAPH or SCHEDULE refers to a clause, subclause, paragraph or schedule to this Deed.

      (f) A reference to any PARTY to this Deed or any other agreement or document includes the party's successors and permitted assigns.

      (g) A reference to any AGREEMENT or DOCUMENT is to that agreement or document as amended, novated, supplemented, varied or replaced from time to time, except to the extent prohibited by this Deed.

      (h) A reference to any LEGISLATION or to any provision of any legislation includes any modification or re-enactment of it, any legislative provision substituted for it and all regulations and statutory instruments issued under it.

      (i)   A reference to DOLLARS or $ is to Australian currency.

      (j) A reference to WRITING includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form.

      (k) A reference to a RIGHT or OBLIGATION of any 2 or more persons confers that right, or imposes that obligation, as the case may be, jointly and severally.

      (l) Unless stated otherwise, one provision does not limit the effect of another.

      (m) A reference to CONDUCT includes any omission, statement or undertaking, whether or not in writing.

      (n) A reference to includes or including means includes, without limitation, or including, without limitation respectively.

      (o) Unless expressly stated in a particular provision, the Landlord may withhold its CONSENT or APPROVAL under this Deed in its absolute discretion.

2.    TENANT'S PLANS AND SPECIFICATIONS

2.1   PREPARATION OF TENANT'S PLANS AND SPECIFICATIONS

      (a) As soon as practicable after the date of this Deed, the Tenant must prepare plans and specifications detailing the work which the Tenant proposes to undertake on the Premises as the Tenant's Works.

      (b) The Tenant must ensure that the Tenant's Plans and Specifications comply with all Laws.

2.2   LANDLORD'S APPROVAL

      (a) Prior to commencing the Tenant's Work, the Tenant must submit the Tenant's Plans and Specifications to the Landlord and obtain the Landlord's approval of them.

      (b) The Landlord must not unreasonably withhold or delay its approval to the Tenant's Plans and Specifications.

      (c) Despite paragraph (b), the Landlord may withhold approval to any part of the Tenant's Plans and Specifications and the Tenant's Works which the Landlord believes:

            (i) may materially adversely affect the amenity or utility of the Premises, the Complex or the facilities in the Premises or the Complex; or

            (ii) may materially adversely affect the value, structure or quality of the Premises or the Complex; or

            (iii) may materially and detrimentally affect the value or quality of the Services to or the mechanical components of the Premises or the Complex.

      (d) The Tenant must pay the Costs reasonably incurred by the Landlord in relation to this clause 2.2 and clause 4.3 promptly after written request by the Landlord. The Landlord's written request must include copies of invoices and other documents reasonably necessary to verify such costs.

3.    BUILDING APPROVAL AND OTHER APPROVALS

3.1   TENANT TO APPLY FOR BUILDING APPROVAL AND OTHER APPROVALS

      The Tenant must, at its own Cost:

      (a) as soon as reasonably practicable after obtaining the approval of the Landlord to the Tenant's Plans and Specifications apply to each relevant Authority for Building Approval and the Other Approvals;

      (b) promptly after lodgement, deliver to the Landlord copies of the application for Building Approval and the applications for the Other Approvals;

      (c) do everything reasonably necessary to obtain the Building Approval and the Other Approvals; and

      (d) produce a copy of the Building Approval and the Other Approvals to the Landlord within 7 days after each of them is received from each relevant Authority.

3.2   INFORMATION

      The Tenant must keep the Landlord informed of:

      (a)   all things done by the Tenant under clause 3.1; and

      (b) the content of all communications from any Authority in relation to the applications made pursuant to clause 3.1.

3.3   LANDLORD TO CO-OPERATE

      The Landlord must sign such documents and take such other steps as may be reasonably required on its part to assist the Tenant in relation to any application for Building Approval or applications for Other Approvals, provided that the Tenant must reimburse the Landlord for any Costs (excluding the Landlord's internal administration costs) reasonably incurred by the Landlord.

4.    TENANT'S WORKS

4.1   ACCESS TO THE PREMISES

      (a)   Subject to the Tenant:

            (i)   complying with its obligations under clauses 2, 4.2(d) and 8;
                  and

            (ii) having obtained the Building Approval and the Other Approvals; and

      (b)   subject to the Landlord:

            (i) obtaining vacant possession of the Premises from the existing tenant or occupier; and

            (ii)  completing any works to be carried out by the Landlord,

      the Landlord will allow the Tenant and all persons engaged to carry out the Tenant's Works access to the Premises prior to the Commencement Date at all reasonable times for the purpose of carrying out the Tenant's Works, but the Tenant must not make any Claim if the Landlord is unable to provide access to the Premises prior to the Commencement Date for reasons beyond the Landlord's or the Landlord's project manager's reasonable control.

4.2   CONSTRUCTION OF THE TENANT'S WORKS

      The Landlord appoints the Tenant as the Landlord's agent to carry out the Tenant's Works and the Tenant accepts that appointment. The Tenant must, subject to clause 5, at its Cost:

      (a)   cause the Tenant's Works to be carried out:

            (i)   in a proper and workmanlike manner;

            (ii)  using good quality materials;

            (iii) in accordance with the Tenant's Plans and Specifications;

            (iv) in accordance with the Building Approval, the Other Approvals and the requirements of all relevant Authorities;

            (v)   in accordance with the reasonable directions of the Landlord;
                  and

            (vi) in as noise-free and dust-free manner as is reasonably possible and so as to minimise any disturbance to other tenants or occupants of the Building;

      (b) comply with all Laws and all directions of any relevant Authority in any way relating to the Tenant's Works;

      (c) in carrying out the Tenant's Works ensure that the Tenant's Employees comply with the requirements of all relevant building site awards and conditions relevant to the construction of the Tenant's Works;

      (d) effect the insurances referred to in clause 6 of the Lease and produce to the Landlord evidence of the currency of those insurances on or before the date of this Deed;

      (e) not bring any heavy items of machinery into the Premises likely to damage the Building without the prior approval of the Landlord;

      (f) use the driveway, loading dock and lifts in the Building only to the extent approved from time to time by the Landlord or the Landlord's project manager (each acting reasonably), having regard to the requirements of other tenants or occupants of the Building;

      (g) pay for all utilities consumed on the Premises on and from the date when the Tenant is first allowed access pursuant to clause 4.1.

4.3   ALTERATIONS TO TENANT'S PLANS AND SPECIFICATIONS

      The Tenant's Plans and Specifications may only be altered with the prior written approval of the Landlord, which must not be unreasonably withheld or delayed.

4.4   RISK, RELEASE AND INDEMNITY

      (a)   The carrying out of the Tenant's Works are at the Tenant's risk.

      (b)   The Tenant releases the Landlord from liability in respect of any:

            (i) Claim relating to any property of the Tenant or any other person in the Building or the Premises or any part of them; and

            (ii)  damage, death or injury occurring in the Building,

            except to the extent the Claim, damage, death or injury is caused or contributed to by the negligent act or omission of the Landlord.

      (c) The Tenant indemnifies the Landlord against all Claims for which the Landlord will or may be or become liable, whether before or after the expiration of this Deed, in respect of or arising directly or indirectly from any loss, damage or injury to property or person caused or contributed to by:

            (i)   any negligent act or omission;

            (ii)  any default under this Deed;

            (iii) the use of the Building or the Premises; and/or

            (iv)  any alterations made to the Building,

            by or on the part of the Tenant or the Tenant's Employees except to the extent caused by the negligent act or negligent omission of the Landlord.

5.    CONTRIBUTION

5.1   PAYMENT OF CONTRIBUTION

      (a) As an Incentive, the Landlord shall pay the Contribution to the Tenant or the Tenant's contractor within 14 days after receipt from the Tenant or the Tenant's contractor of a proper Tax Invoice.

      (b) The Tenant must direct payment of the Contribution to items of the Tenant's Works which are of a depreciable nature.

      (c) The Landlord and the Tenant acknowledge and agree that Landlord is entitled to all of the depreciation benefits of the items of the Tenant's Works paid for by the Landlord by the application of the Contribution.

      (d) The Tenant must give the Landlord full details of all items of the Tenant's Works which are of a depreciable nature to which the Contribution, or any part of it, has been applied.

5.2   BREACH OR DEFAULT UNDER THIS DEED OR THE LEASE

      If there is a breach or default by the Tenant of any provisions of this Deed or the Lease and the breach or default is, in the reasonable opinion of the Landlord, not capable of remedy and likely to cause significant loss or damage to the Landlord:

      (a)   the Landlord is not required to pay the Contribution; and

      (b) the Tenant must repay to the Landlord the amount of the Contribution already paid to the Tenant under clause 5.1.

5.3   OWNERSHIP OF TENANT'S WORKS

      (a) The Landlord and the Tenant acknowledge and agree that ownership of the items of the Tenant's Works referred to in clause 5.1(d) shall vest in and remain with the Landlord.

      (b) If the Tenant wishes to enforce any warranty or defect liability for works the cost of which has been paid from the Contribution then provided such enforcement is carried out at the Tenant's sole cost and expense the Landlord will do such things and sign such documents as are reasonably required with respect to such enforcement.

5.4   SCHEDULE FOR THE CALCULATION OF DEPRECIATION

      At the Tenant's Cost, the Landlord is entitled as soon as reasonably practicable after the date of practical completion of the Tenant's Works to engage a quantity surveyor to prepare a schedule for the calculation of depreciation and/or deductions for capital works in a form adequate for taxation purposes in respect of each item comprised in the Tenant's Works which are owned by the Landlord.

6.    DISPUTE DETERMINATION

6.1   PROCEDURE ON DISPUTE

      If the Landlord and the Tenant do not resolve any dispute or disagreement in relation to this Deed (whether or not this Deed expressly requires that dispute to be determined pursuant to this clause) (DISPUTE) within 7 days after the day on which one party notifies the other in writing of the particulars of the Dispute, then either party notifying the other in writing (DISPUTE NOTICE) that it requires the dispute to be resolved by an independent consultant acceptable to both parties (CONSULTANT).

6.2   FAILURE TO AGREE ON CONSULTANT

      If the parties fail to agree on the Consultant within 5 days after service of the Dispute Notice, either party may request the President of the Property Council to appoint the Consultant to determine the dispute.

6.3   THE CONSULTANT

      (a) The Consultant need not be an architect and should be of a discipline most closely associated with the type of issue in dispute. Despite this paragraph, the Consultant appointed by the President will be deemed to be of a discipline most closely associated with the type of issue in dispute.

      (b) The Consultant must act as an expert and not as an arbitrator and his decision will be final and binding on the parties (except for manifest error and provided that the Consultant's decision is not one regarding a matter of law).

      (c) The Costs of the Consultant will be payable by the parties as directed by the Consultant.

      (d) If the Consultant has not determined the dispute within 28 days after the Consultant's appointment, or within such longer period as the parties may agree, either party may give notice to the Consultant and to the other party to the effect that the Consultant's appointment may be terminated if the dispute is not determined within 14 days after the giving of the notice. If the dispute is not determined before the expiration of that 14 day period, either party may request the President of the Property Council to terminate the appointment of the Consultant, and to appoint a replacement Consultant to determine the dispute. Each party must act in good faith in relation to the determination process, and use reasonable endeavours to facilitate the process to enable the Consultant to determine the dispute as quickly as possible.

7.    SURVEY OF LETTABLE AREA AND COMPLETION OF LEASE

7.1   SURVEY OF LETTABLE AREA OF PREMISES

      (a) As soon as reasonably practicable, the Landlord must, at the Landlord's Cost, have the Lettable Area of the Premises measured by a licensed surveyor. The Landlord shall provide a copy of the survey evidencing the measurement to the Tenant as soon as reasonably practicable after its receipt from the surveyor.

      (b) Except in the case of manifest error, that measurement is final and binding on the parties to this Deed.

      (c) The Tenant authorises the Landlord to insert the Lettable Area of the Premises in the Lease as disclosed in the survey provided a copy of the survey has been provided to the Tenant.

8.    BANK GUARANTEE AND LEASE

8.1   TENANT TO PROVIDE

      (a) On or before execution of this Deed, the Tenant must deliver to the Landlord the executed Lease in duplicate.

      (b) On or before the date on which the Tenant commences to carry out the Tenant's Works, the Tenant must deliver to the Landlord the Bank Guarantee for the amount specified in item 13 of the reference schedule to the Lease as security for the performance of the Tenant's obligations as lessee under the Lease and to secure the Landlord against loss or damage resulting from any default by the Tenant of its obligations under this Deed or under the Lease or from the Liquidation of the Tenant.

8.2   DEFAULT BY TENANT

      (a) If the Tenant defaults in any of its obligations under this Deed or the Lease of if the Liquidation of the Tenant occurs, the Landlord may without prior notice to the Tenant call for payment under the Bank Guarantee in or towards making good any loss or damage sustained by the Landlord as a result of that default or Liquidation (as the case may be).

      (b) If the Landlord deducts payment under the Bank Guarantee the Tenant must promptly provide a replacement Bank Guarantee to the Landlord for an amount equal to the amount demanded by the Landlord under Paragraph (a).

      (c) No action by the Landlord under Paragraph (a) will operate as a waiver of the relevant default under this Deed.

9.    ACKNOWLEDGEMENTS

9.1   RESPONSIBLE ENTITY

      Deutsche Asset Management (Australia) Limited (ABN 11 076 098 596) (the RESPONSIBLE ENTITY) enters into this Deed in its capacity as responsible entity of the Deutsche Industrial Trust (TRUST).

9.2   PERPETUAL AS AGENT

      (a) The Responsible Entity has appointed Perpetual Trustee Company Limited (ABN 42 000 001 007) (PERPETUAL) as its agent to hold the assets of the Trust on behalf of the Responsible Entity in accordance with a custody agreement dated 1 March 2002 between Perpetual and the Responsible Entity (CUSTODY AGREEMENT).

      (b)   The parties agree that:

            (i) any reference to Perpetual as Landlord in this Deed means Perpetual in its capacity as custodian of assets of the Trust and as agent for the Responsible Entity; and

            (ii) any act or omission of Perpetual in respect of this Deed in its capacity as agent for the Responsible Entity is taken to have been done (or failed to have been done) by the Responsible Entity.

      (c) The parties acknowledge and agree that Perpetual is bound to comply with the obligations of the Landlord (whether express or implied) under this Deed (LANDLORD'S OBLIGATIONS) only to the extent that it is properly instructed by the Responsible Entity, or is otherwise required under the terms of the Custody Agreement.

9.3   RESPONSIBLE ENTITY AS PRINCIPAL

      (a)   The Responsible Entity:

            (i) agrees that it is bound by all of the Landlord's Obligations imposed on Perpetual as if every reference in this Deed to LANDLORD was a reference to the Responsible Entity; and

            (ii) will properly instruct Perpetual to comply with any Landlord's Obligation to the extent that only Perpetual can perform the relevant Landlord's Obligation.

      (b) Any Landlord's Obligation imposed on Perpetual is discharged if it is complied with by either the Responsible Entity or Perpetual.

      (c) Any duty or obligation of the Tenant under this Deed is discharged if it is complied with in favour of either the Responsible Entity or Perpetual.

9.4   LIMITATION OF PERPETUAL'S LIABILITY

      (a) Perpetual enters into this Deed only as agent of the Responsible Entity. Perpetual can only act in accordance with the terms of the Custody Agreement under which it is appointed as the Responsible Entity's agent and is not liable under any circumstances to any party under this Deed except as expressly provided for under clause 9.4(c). This limitation of Perpetual's liability applies despite any other provision of this Deed other than clause 9.4(c) and extends to all liabilities and obligations of Perpetual in any way connected with any representation, warranty, conduct, omission, Deed or transaction related to this Deed.

      (b) Perpetual is not obliged to do or refrain from doing anything under this Deed (including, without limitation, incur liability) unless Perpetual's liability is limited in the same manner as set out in clause 9.4(a).

      (c) Nothing in this clause 9.4 limits the liability of Perpetual in respect of any loss, cost, damage or expense suffered or incurred by the Tenant to the extent that it arises from:

            (i)   any breach by Perpetual of its obligations under clause
                  9.2(c);

            (ii) the fraud, default or negligence of Perpetual or Perpetual acting or refraining from acting in breach of the Custody Agreement; or

            (iii) any breach of any warranty or representation contained in the
                  Custody Agreement which is given or deemed to be given by Perpetual personally in respect of itself.

9.5   LIMITATION OF RESPONSIBLE ENTITY'S LIABILITY

      The parties acknowledge and agree that:

      (a) the Responsible Entity enters into this Deed in the capacity stated in clause 9.1 and in no other capacity;

      (b) except in the case of any liability of the Responsible Entity under or in respect of this Deed resulting from the Responsible Entity's own fraud, negligence or breach of trust, the recourse for any person to the Responsible Entity in respect of any obligations and liabilities of the Responsible Entity under or in respect of this Deed is limited to the Responsible Entity's ability to be indemnified from the assets of the Trust; and

      (c) if any party (other than the Responsible Entity) does not recover the full amount of any money owing to it arising from non-performance by the Responsible Entity of any of its obligations, or non-payment by the Responsible Entity of any of its liabilities, under or in respect of this Deed by enforcing the rights referred to in clause 9.5(b), that party may not (except in the cause of fraud, negligence or breach of trust by the Responsible Entity) seek to recover the shortfall by:

            (i) bringing proceedings against the Responsible Entity in its personal capacity; or

            (ii)  applying to have the Responsible Entity wound up.

9.6   OVERRIDE

      This clause 9 applies despite any other provision of this Deed or any principle of equity or law to the contrary.

10.   NOTICES

      Any notice given under this Deed:

      (a) must be in writing addressed to the intended recipient at the address shown on page 1 of this Deed or the address last notified by the intended recipient to the sender;

      (b)   must be signed by an Authorised Officer of the sender; and

      (c) will be taken to have been given or made in the case of delivery in person or by post or facsimile transmission, when delivered, received or left at the address of the recipient shown in this Deed or any other address which it may have notified the sender. If delivery or receipt occurs on a day when business is not generally carried on in the place to which the notice is sent, or is later than 4pm (local time), it will be taken to have been duly given at the commencement of business on the next day when business is generally carried on in that place.

11.   SEVERANCE

      Any provision of this Deed which is prohibited or unenforceable in any jurisdiction will be ineffective in that jurisdiction to the extent of the prohibition or unenforceability. That will not invalidate the remaining provisions of this Deed nor affect the validity or enforceability of that provision in any other jurisdiction.

12.   ENTIRE DEED

      This Deed contains the entire deed of the parties with respect to its subject matter. It sets out the only conduct relied on by the parties and supersedes all earlier conduct by the parties with respect to its subject matter.

13.   AMENDMENT

      This Deed may be amended only by another deed executed by all parties.

14.   ASSIGNMENT

14.1  BY THE TENANT

      The rights and obligations of the Tenant under this Deed are personal. They cannot be assigned, charged or otherwise dealt with, and the Tenant will not attempt or purport to do so, without the prior written consent of the Landlord.

14.2  BY THE LANDLORD

      The Landlord may assign its rights and obligations under this Deed subject to the assignee entering into a deed with the Tenant pursuant to which the assignee agrees to be bound by the terms of this Deed as if it was the Landlord.

15.   NO WAIVER

      No failure to exercise and no delay in exercising any right, power or remedy under this Deed will operate as a waiver. Nor will any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

16.   NO MERGER

      The rights and obligations of the parties will not merge on completion of any transaction under this Deed. They will survive the execution and delivery of any assignment or other document entered into for the purpose of implementing any transaction.

17.   STAMP DUTY AND COSTS

17.1  COSTS

      Each party shall bear its own Costs arising out of the preparation of this Deed. The Tenant shall pay any stamp duty (including fines and penalties) chargeable on this Deed. The Tenant indemnifies the Landlord on demand against any liability for that stamp duty.

17.2  COSTS OF BREACH

      A party must promptly pay all Costs for which the other party becomes liable in consequence of or in connection with any breach or default by the first-mentioned party in the performance or observance of any provisions of this Deed or any termination of this Deed which is a consequence of any breach of default by the first-mentioned party in the performance or observance of any provisions of this Deed.

18.   GST

18.1  DEFINITIONS

      In this Deed:

      GST means the goods and services tax as imposed by the GST Law together with any related interest, penalties, fines or other charges.

      GST AMOUNT means any Payment (or the relevant part of the Payment) multiplied by the appropriate rate of GST (currently 10%).

      GST LAW has the meaning given to that term in A New Tax System (Goods and Services Tax) Act 1999, (Cth), or, if that Act does not exist for any reason, means any Act imposing or relating to the imposition or administration of a goods and services tax in Australia and any regulation made under that Act.

      PAYMENT means an amount payable under or in connection with this Deed by either party to the other, including an amount payable by way of indemnity, reimbursement or otherwise, other than a GST Amount.

      TAX INVOICE has the meaning given to that term by the GST Law.

      TAXABLE SUPPLY has the meaning given to that term by the GST Law.

18.2  PAYMENT OF GST

      The parties agree that:

      (a) all Payments have been calculated without regard to the impact of GST;

      (b) if the whole or a part of a Payment is the consideration for a Taxable Supply, for which the payee is liable to GST, the payer must pay to the payee an additional amount equal to the GST Amount at the time of the Payment; and

      (c)   the payee will provide to the payer a Tax Invoice.

19.   GOVERNING LAW

      This Deed is governed by the laws of New South Wales. The parties submit to the non-exclusive jurisdiction of courts exercising jurisdiction there.

20.   CONFIDENTIALITY

20.1  KEEP CONFIDENTIAL

      Subject to clause 20.2 each party must keep the contents and existence of this Deed (and all books, documents and information made available to that party for the purposes of entering into this Deed or in the course of the performance of this Deed) confidential, and must not disclose any information to any other person without the written consent of the other parties.

20.2  EXCEPTIONS TO CONFIDENTIALITY

      Clause 20.1 will not apply in the following circumstances:

      (a)   any disclosure required by Law;

      (b) any disclosure required by any applicable stock-exchange listing rules;

      (c) disclosure to solicitors, barristers or other professional advisers under a duty of confidentiality, or

      (d) disclosure to a banker or other financial institution relevant to a party, to the extent required for the purpose of raising funds or maintaining compliance with credit arrangements, if the banker or financial institution first gives a binding covenant to the other parties to maintain confidentiality, in form and substance satisfactory to the other parties.

21.   LANDLORD'S WORKS

      (a) The Landlord must at its cost use its reasonable endeavours to carry out and complete the Landlord's Works (except for the Excluded Items) on or before 18 October 2004 and in any case the Landlord's Works must be completed no later than 1 November 2004:

            (i)   in a proper and workmanlike manner;

            (ii)  using good quality materials;

            (iii) in accordance with the requirements of all relevant
                  Authorities.

22.   ADDITIONAL AREA

22.1 The Landlord will use reasonable endeavours but at no additional cost to the Landlord to provide an area which can be used for the location of the Tenant's supplementary air-conditioning equipment (comprising not more than four compressors and associated equipment ("AC EQUIPMENT") which will service the office area within the Premises. If the Landlord must obtain approval from any relevant Authority to the use of any area for the AC Equipment then such approval is at the Tenant's cost.

22.2 If the Landlord is able to provide the area referred to in clause 22.1 then that area will be described in item 16(e) of the reference schedule in the Lease.

22.3 If the area referred to in clause 22.1 comprises any car parking spaces then the Tenant will be liable to pay the Landlord a annual licence fee which will be calculated by the number of car parking spaces or part thereof comprising the area multiplied by the annual car parking licence fee payable with respect to undercover car spaces pursuant to the Lease. If the foregoing applies the parties agree that they will do all things reasonably necessary to ensure that the Lease is amended to reflect the Tenant's obligation to pay the licence fee as previously stipulated.

22.4 Nothing in this clause 22 obliges the Landlord to allocate any area on the roof of the Building as the area referred to in clause 22.1 if the erection of the AC Equipment on the roof will jeopardise or interfere with the structural integrity of the Building or constitute a risk to any person.

EXECUTED as a DEED

EXECUTION by PERPETUAL
TRUSTEE COMPANY LIMITED
ACN 42 000 001 007

Executed by Perpetual Trustee                    /s/ Tanya Lee Cox
Company Limited (ABN 42 000 001                  ------------------------------
007) by its Attorneys pursuant to                Attorney
Power of Attorney dated 12/11/03
Registered Book 4409 No. 15
in the presence of:

                                                    TANYA LEE COX
                                                 ------------------------------
                                                 Name

/s/ Dianne Lee Ellis                             /s/ Goran Ujdur
----------------------                           ------------------------------
Witness                                          Attorney

    DIANNE LEE ELLIS                                 GORAN UJDUR
----------------------                           ------------------------------
Name                                             Name

By executing this document, the Attorneys state that they have had no notice of the Power of Attorney being revoked.

EXECUTION by DEUTSCHE
ASSET MANAGEMENT
(AUSTRALIA) LIMITED
ACN 11 676 098 596

Executed by Deutsche Asset Management
(Australia) Limited (ABN 11 076 098               /s/ Tanya Lee Cox
596)  by its Attorneys pursuant to Power of       -----------------------------
Attorney  dated 4/6/04                            Attorney
Registered Book 4429 No. 292
in the presence of:                                   TANYA LEE COX
                                                  -----------------------------
                                                  Name

/s/ Dianne Lee Ellis                              /s/ Goran Ujdur
----------------------                            -----------------------------
Witness                                           Attorney

    DIANNE LEE ELLIS                                   GORAN UJDUR
----------------------                            -----------------------------
Name                                              Name

By executing this document, the Attorneys state that they have had no notice of the Power of Attorney being revoked.

EXECUTED by BRIGHTPOINT                                  )
AUSTRALIA PTY LIMITED                                    )
ACN 32 075 244 870                                       )
in accordance with section 127 of the
Corporations Act 2001:                                   )

/s/ Paul A. Ringrose                              /s/ R. Bruce Thomlison
-------------------------------------             -----------------------------
Signature of Director/Secretary                   Signature of Director

Paul A. Ringrose                                  R. Bruce Thomlison
-------------------------------------             -----------------------------
Name of Director/Secretary                        Name of Director

                                    SCHEDULE

                                LANDLORD'S WORKS

GENERALLY

1.    E     Provide adequate riser space for a 50mm diameter optic fibre cable between the ground and third floor of the office) area of the Premises,

2.    E     Separate metering to the Premises for the Tenant Services;

3.    E     If possible and provided there is no extra cost to the Landlord for doing so, provide for integration of the Tenant's swipe access system into the base building system;

4. Subject to the Landlord being able to carry out of the Landlord's Works ensure power is available within the Premises to carry out the Tenant's Works;

5.    E     Exit signs in the mezzanine storey to be illuminated;

6.    E     The balustrades located on the stairway that connects the mezzanine floor to the warehouse floor to be rectified so that there are no openings greater than 125mm and provided with vertical balusters or permanently fixed sheeting material that restricts climbing at a height of not less than 1m.

OFFICE AREA

1.          All internal partitioning removed;

2. Level 3 - East & west plasterboard walls and ground floor - east, west and north walls painted - Dulux "Berkshire White";

3. Level 3 - North & south perimeter walls, ground floor - south perimeter wall, cleaned and made good, (including window glass and blinds);

4. Ceilings (tiles and grid), made good following removal of partitions;

5. Services in the ceiling, (lighting, a/c, sprinklers, emergency lights and exit lights) to be altered to an open plan layout ("CEILING WORKS") and where possible but at no additional cost to the Landlord to suit Tenant's required partition layout (as notified in writing to the Landlord prior to the Landlord commencing the Ceiling Works). The Landlord must cause its contractors to issue a certification that any Services which have been altered pursuant to the foregoing comply with the requirements of any relevant Authority and the Landlord must provide a copy of such certification to the Tenant prior to the Commencement Date;

6. New carpet to floor - Godfrey Hirst "Kingsgate Town", col. "Onyx" #93000-136-799; and

7.          Lighting level to a minimum of 450 lux; and

8. Ceiling baffles to intertenancy wall between tenancies one and two on ground floor south wing.

WAREHOUSE AREA

1. Racking and security fencing for Harvey Norman area removed except as notified to the Landlord;

2.          All floor, internal walls and remaining racking cleaned;

3.    E     External dock facade cleaned;

4.    E     Mezzanine external walls made good; and

5.          Existing Getronic's office area removed and made good;

6. Minor patching of warehouse floor including patching of chipped floor sealant;

7.    E     Patch cracks and chips on loading docks and install metal corners on relevant part of repaired loading dock,

            provided that the dispatch office and associated services to the dispatch office erected within the warehouse area of the Premises and previously used by Harvey Norman are not required to be removed or have any work carried out to it.